UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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MIDDLEFIELD BANC CORP.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MIDDLEFIELD BANC CORP.

15985 East High Street

P.O. Box 35

Middlefield, Ohio 44062

(440) 632-1666

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Notice is hereby given that the 2017 Annual Meeting of Shareholders of Middlefield Banc Corp. will be held at SunValley Banquet & Party Center, 10000 Edwards Lane, Aurora, Ohio, 44202, on Wednesday, May 10, 2017, at 1:00 p.m. local time.

A proxy and a proxy statement for the 2017 Annual Meeting of Shareholders are enclosed. The purpose of the annual meeting is to consider and act upon –

(1)	election of four directors to serve until the 2020 Annual Meeting of Shareholders or until their successors are elected and qualified,

(2)	election of one director to serve until the 2018 Annual Meeting of Shareholders or until his successor is elected and qualified,

(3)	approval of the 2017 Omnibus Equity Plan,

(4)	a non-binding proposal to approve the compensation of Middlefield Banc Corp.’s named executive officers, and

(5)	ratification of the appointment of S.R. Snodgrass, P.C. as independent auditor for the fiscal year ending December 31, 2017.

The Board of Directors is not aware of any other business to be presented at the annual meeting. Any action may be taken on the foregoing proposals at the 2017 annual meeting on the date specified or on any date or dates to which the annual meeting is adjourned or postponed. The record date for determining shareholders entitled to vote at the meeting is March 21, 2017.

Shareholders have a choice of voting on the Internet or by mailing a traditional proxy card. Your vote is important. We therefore urge you to vote promptly by using the Internet or by signing, dating, and returning the enclosed proxy card in the postage-paid return envelope provided, regardless of whether you expect to attend the annual meeting in person. If you vote by Internet, you do not need to return the proxy card. Internet voting information is provided on the proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May 10, 2017. This Proxy Statement, the Proxy Card, the Chairman’s letter, and the Annual Report on Form 10-K are available at www.middlefieldbank.com.

To obtain directions to attend the annual meeting and vote in person, please contact our corporate headquarters at (440) 632-1666 or (888) 801-1666 during regular business hours.

By Order of the Board of Directors,

Kathleen M. Johnson Secretary

Middlefield, Ohio

April 4, 2017

THANK YOU FOR ACTING PROMPTLY

MIDDLEFIELD BANC CORP.

15985 East High Street

P.O. Box 35

Middlefield, Ohio 44062

(440) 632-1666

PROXY STATEMENT

Middlefield Banc Corp., an Ohio corporation, is furnishing this proxy statement to you on behalf of the board of directors to solicit your proxy for use at the 2017 Annual Meeting of Shareholders. The annual meeting will be held on Wednesday, May 10, 2017, at 1:00 p.m. local time, at SunValley Banquet & Party Center, 10000 Edwards Lane, Aurora, Ohio, 44202. The accompanying Notice of Meeting and this Proxy Statement are first being mailed to shareholders on or about April 4, 2017.

References in this proxy statement to “Middlefield,” “we,” “us,” and “our” mean Middlefield Banc Corp. alone or Middlefield Banc Corp. and its subsidiaries, depending on the context. The subsidiaries of Middlefield Banc Corp. are The Middlefield Banking Company and EMORECO, Inc.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Purpose of the Meeting. At the annual meeting we will ask Middlefield shareholders (1) to elect four directors to serve until the 2020 Annual Meeting of Shareholders or until their successors are elected and qualified, (2) to elect one director to serve until the 2018 Annual Meeting of Shareholders or until his successor is elected and qualified, (3) to approve the adoption of the 2017 Omnibus Equity Plan, (4) to act on a non-binding, advisory proposal to approve the named executive officer compensation disclosed in this proxy statement in accordance with SEC rules, and (5) to ratify the appointment of Middlefield’s independent auditor. The non-binding proposal for approval of executive compensation is commonly known as a say-on-pay proposal.

Voting Procedures. If you were a shareholder at the close of business on March 21, 2017 you are entitled to vote at the annual meeting. As of March 21, 2017, there were 2,803,557 shares of Middlefield common stock issued and outstanding.

The enclosed proxy is for use if you are unable to attend the annual meeting in person or if you wish to have your shares voted by proxy even if you attend the annual meeting. Regardless of whether you plan to attend the annual meeting, please vote your shares by (1) the Internet or (2) completing, signing, dating, and returning the enclosed proxy as soon as possible in the postage paid envelope provided. If you hold your shares in the name of a bank or broker, the availability of Internet voting will depend on the voting processes of the bank or broker.

Proxies solicited hereby may be used at the annual meeting only and will not be used for any other meeting. Proxies solicited by the board will be voted in accordance with the directions given. If no instructions are given, proxies will be voted in favor of the proposals set forth in this proxy statement.

Revocation of Proxies. Shareholders who execute proxies retain the right to revoke them at any time before completion of the annual meeting, but revocation will not affect a vote previously taken. If your common stock is held in street name, you must follow the instructions of your broker, bank, or other nominee to revoke your proxy instructions. If you are a holder of record and wish to revoke your proxy instructions, you may revoke a proxy by –

•	attending the annual meeting and advising Middlefield’s Secretary that you intend to vote in person (but your attendance at the annual meeting will not constitute revocation of a proxy),

•	giving a subsequent proxy relating to the same shares, or

•	filing with the Secretary at or before the annual meeting a written revocation notice bearing a later date than the proxy.

A written notice revoking a proxy should be delivered to Ms. Kathleen M. Johnson, Secretary, Middlefield Banc Corp., 15985 East High Street, P.O. Box 35, Middlefield, Ohio 44062. Unless revoked, the shares represented by proxies will be voted at the annual meeting.

Expense of Soliciting Proxies. Middlefield will bear the cost of soliciting proxies. We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers, and regular employees of Middlefield and its subsidiaries may solicit proxies personally or by telephone, but they will receive no additional compensation for doing so.

Quorum and Vote Required. A quorum is necessary for the conduct of business at the annual meeting. When present in person or by proxy at the annual meeting, the holders of a majority of the shares of Middlefield common stock issued and outstanding and entitled to vote constitute a quorum.

Shareholders are entitled to one vote for each share held. Shareholders are not entitled to cumulate their votes in the election or removal of directors or otherwise. Directors are elected by a plurality vote of shareholders present in person or by proxy and constituting a quorum, meaning the nominees receiving the greatest numbers of votes will be elected. The proposal to approve the adoption of the 2017 Omnibus Equity Plan will be approved if it receives the affirmative vote of a majority of the shares represented in person or by proxy at the meeting and entitled to vote. We will consider the say-on-pay proposal to be approved if the proposal receives the affirmative vote of a majority of the votes cast. We will consider the proposal to ratify the appointment of S.R. Snodgrass, P.C. as independent auditor to be approved if the proposal receives the affirmative vote of a majority of the votes cast.

Abstentions and Broker Non-Votes. Abstention may be specified on all proposals except the election of directors. A broker non-vote arises when shares held by a broker nominee for a beneficial owner/customer are not voted because the broker nominee does not receive voting instructions from the customer and lacks discretionary authority to vote the shares without instructions. Brokers normally have authority to vote on routine matters, such as the ratification of independent registered public accounting firms, but not on non-routine matters, such as amendments of charter documents, executive compensation proposals, and the election of directors. Because approval of the 2017 Omnibus Equity Plan requires the affirmative vote of a majority of the shares represented in person or by proxy at the meeting and entitled to vote, abstentions will have the same effect as votes against the 2017 Omnibus Equity Plan, but broker non-votes will have no effect. Because abstentions and broker non-votes are not counted as votes cast, they will have no impact on the say-on-pay proposal or the proposal to ratify the appointment of S.R. Snodgrass, P.C. as independent auditor, although they will be counted for purposes of establishing that a quorum is present at the meeting.

Board Recommendations. The board of directors recommends that you vote FOR election of the director nominees identified in this proxy statement, FOR the adoption and approval of the 2017 Omnibus Equity Plan, FOR the say-on-pay proposal, and FOR ratification of the appointment of S.R. Snodgrass, P.C. as auditor for the fiscal year ending December 31, 2017.

CORPORATE GOVERNANCE

Director Independence. A majority of Middlefield’s directors are independent, as the term independence is defined in Rule 5605(a)(2) of the NASDAQ Stock Market listing rules and as defined by Rule 10A-3(b)(1)(ii) of the Securities and Exchange Commission. The board has determined that all of the current directors and director nominees other than Messrs. Caldwell and Heslop are independent directors, including all directors serving on the Corporate Governance and Nominating Committee, the Audit Committee, and the Compensation Committee.

Leadership Structure of the Board. The office of Chairman of the Board and the office of President and Chief Executive Officer have traditionally been separate at Middlefield. Middlefield believes that separation of these two offices is consistent with the board’s responsibility for oversight of management and of Middlefield’s affairs generally. The time, effort, and energy that the President and Chief Executive Officer must devote to that position, as well as the commitment required to serve as Chairman of the Board, make it impractical for one person to serve in both roles. The board believes that an independent director serving as Middlefield’s Chairman of the Board is the appropriate leadership structure at this time, demonstrating Middlefield’s commitment to good corporate governance.

Risk Oversight. The board is actively involved in oversight of the risks that could affect Middlefield. The board’s oversight is conducted primarily through committees, but the full board retains responsibility for general oversight of risks. Board committees exercising oversight of risks include (1) an Audit Committee that takes into account financial reporting and legal and compliance risks, (2) a Compensation Committee that is responsible for risks relating to Middlefield’s employment policies and compensation and benefits systems, (3) a Corporate

Governance and Nominating Committee that oversees risks relating to management and board succession planning and Middlefield’s ethics and business practices, and (4) other bank committees, such as the loan and asset/liability management committees, that are responsible for exercising oversight of the risks associated with the business of banking. The board satisfies its risk oversight responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within Middlefield, The Middlefield Banking Company, and EMORECO, Inc.

Code of Ethics. Our Code of Ethics requires that directors, executive officers, and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner, and otherwise act with integrity and in Middlefield’s best interests. Directors, executive officers, and employees must report any conduct they believe in good faith to be an actual or apparent violation of the Code of Ethics. Middlefield’s Code of Ethics includes a Code of Ethics for Financial Professionals, which applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions. The goal of the Code of Ethics for Financial Professionals is to promote integrity in the preparation and reporting of financial information and to assure full, fair, accurate, timely, and understandable disclosure in SEC reports and other public communications. The Code of Ethics is available at www.middlefieldbank.com.

Shareholder Communications. A shareholder who wishes to communicate with the board or with individual directors concerning Middlefield’s financial statements, accounting practices, or internal controls should write to the chairman of the Audit Committee in care of Ms. Kathleen M. Johnson, Secretary, at Middlefield Banc Corp., 15985 East High Street, P.O. Box 35, Middlefield, Ohio 44062. If the shareholder’s concern relates to Middlefield’s governance practices, business ethics, or corporate conduct, the concern should be submitted in writing to the chairman of the Corporate Governance and Nominating Committee in care of Ms. Kathleen M. Johnson, Secretary, at the address above. Other concerns may be submitted to any of the independent directors in care of Ms. Kathleen M. Johnson at that address.

Board Meetings and Committees. Middlefield’s board held 14 meetings in 2016. Each individual who served in 2016 as a director of Middlefield attended at least 75% of the sum of the total number of board meetings and the total number of meetings held by all committees on which he or she served during the tenure of his or her service. The board encourages directors to attend the annual meeting of shareholders. All of the incumbent directors and director nominees attended the 2016 Annual Meeting. Directors serving on the Corporate Governance and Nominating Committee, the Compensation Committee, and the Audit Committee are –

Corporate Governance and Nominating Committee	Compensation Committee	Audit Committee
Eric W. Hummel *	Eric W. Hummel	Kenneth E. Jones
Darryl E. Mast (until May 11, 2016)	Kenneth E. Jones	Darryl E. Mast
James J. McCaskey (as of May 11, 2016)	James J. McCaskey (as of May 11, 2016)	James J. McCaskey (until May 11, 2016)
William J. Skidmore	William J. Skidmore *	Clayton W. Rose, III, C.P.A. (as of May 11, 2016)
Carolyn J. Turk, C.P.A.	Robert W. Toth	Robert W. Toth *
Carolyn J. Turk, C.P.A.

*	Committee Chairman

Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee recommends to the board the slate of director nominees to be proposed by the board for election by the shareholders, any director nominees to be elected by the board to fill interim director vacancies, and the directors to be selected for membership on and chairmanship of the committees of the board. In addition, the committee considers general corporate governance matters on behalf of the board and annually reviews with the board the requisite skills and criteria for new members. The committee also reviews the composition and function of the board as a whole. The committee met three times in 2016.

To identify nominees, the committee relies on personal contacts as well as its knowledge of members of the local communities. Middlefield has not previously used an independent search firm to identify nominees. The committee does not have a policy for the consideration of diversity in the nomination process, but the committee takes into account in its deliberations all facets of a potential nominee’s background, including the following –

•	personal qualities and characteristics,

•	accomplishments and reputation in the business community,

•	financial, regulatory, and business experience,

•	current knowledge and contacts in the communities in which Middlefield does business,

•	ability and willingness to commit adequate time to board and committee matters,

•	fit of the individual’s skills with those of other directors and potential directors in building a board that is effective and responsive to Middlefield’s needs,

•	independence, and

•	any other factors the board deems relevant, including diversity of viewpoints, background, experience, and other demographics.

The committee also considers and reviews the director’s board and committee attendance and performance, length of board service, experience, skills, the contributions that the director brings to the board, and independence. The committee’s goal is to identify individuals who will enhance and add valuable perspective to the board’s deliberations and who will assist Middlefield in its effort to capitalize on business opportunities in a challenging and highly competitive market.

A copy of the Corporate Governance and Nominating Committee charter is available at www.middlefieldbank.com, along with a copy of our Corporate Governance Guidelines. A copy of the charter and guidelines is also available in print to shareholders upon request, addressed to Middlefield’s Secretary, Ms. Kathleen M. Johnson, at Middlefield Banc Corp., 15985 East High Street, P.O. Box 35, Middlefield, Ohio 44062.

The committee will consider director nominees recommended by shareholders. A shareholder may submit a nomination for director by following the procedures specified in article III, section 4, of Middlefield’s Regulations. Among other things, these procedures require that the shareholder deliver to Middlefield’s Secretary a written notice stating the name and age of each nominee, the nominee’s principal occupation, and the number of shares of Middlefield common stock the shareholder beneficially owns. The written consent of the nominee to serve as a director must also be provided by the shareholder making the nomination. The information must be provided to the Secretary at least 60 days before the date corresponding to the date on which Middlefield’s proxy materials were mailed to shareholders for the previous year’s annual meeting, and no more than 120 days before that date. A nomination made by a shareholder who does not comply with these procedures will be disregarded.

Middlefield’s Corporate Governance Guidelines provide that upon attaining age 75 a director may complete his or her term but may not stand for election to an additional term.

Compensation Committee. The Compensation Committee establishes the base salary of each executive officer as well as the executives’ award levels under the Annual Incentive Plan. The committee is also responsible for administration of other executive benefits and plans, including the 2007 Omnibus Equity Plan and the executive deferred compensation agreements entered into by The Middlefield Banking Company. The Compensation Committee’s performance review of the Chief Executive Officer takes into account reports submitted by each director. Performance reviews of other executives are the primary responsibility of the Chief Executive Officer. The Compensation Committee met one time in 2016. A copy of the Compensation Committee charter is available at www.middlefieldbank.com.

The Compensation Committee has sought input on both board and executive compensation issues from compensation consultants. The committee sometimes engages consultants to conduct periodic comprehensive total compensation studies or to advise about compensation practices generally. The Compensation Committee retains the right to hire, fire, and obtain advice and assistance from legal counsel or other experts or consultants, consistent with its charter. In 2014 the Compensation Committee solicited proposals from compensation consultants for recommendations about equity compensation, both for management and for directors. The Compensation Committee ultimately selected Meyer-Chatfield Compensation Advisors in late 2014. In early 2015 Meyer-Chatfield analyzed community banking organizations’ equity compensation practices and made recommendations for more closely aligning equity compensation practices with stockholder interests. Taking Meyer-Chatfield’s recommendations and analysis into account, we have implemented a change in our equity compensation practices, awarding restricted stock with vesting that is typically dependent not only on continued service over time but also on achieving an established average annual return on Middlefield stock.

Audit Committee. The Audit Committee appoints Middlefield’s independent public auditor, reviews and approves the audit plan and fee estimate of the independent public auditor, appraises the effectiveness of the internal and external audit efforts, evaluates the adequacy and effectiveness of accounting policies and financial and accounting management, supervises the internal auditor, and reviews and approves the annual financial statements. The Audit Committee has the authority to engage separate legal counsel and other advisors, as necessary, to execute its duties. The Audit Committee met four times in 2016. A copy of the Audit Committee charter is available at www.middlefieldbank.com.

Middlefield believes that the directors serving on the Audit Committee do not have a relationship with Middlefield or its subsidiaries that would interfere with the exercise of independent judgment as directors. The board believes that all members of the Audit Committee satisfy the current independence requirements of the NASDAQ Stock Market and applicable rules and regulations of the SEC, and that Director Jones and Director Turk are audit committee financial experts, as that term is defined in SEC rules.

Audit Committee Report. The Audit Committee reviewed and discussed the audited financial statements for the year ended December 31, 2016, and discussed the audited financial statements with management. The Audit Committee has also discussed with S.R. Snodgrass, P.C., Middlefield’s independent auditor, the matters required to be discussed by PCAOB Auditing Standard No. 16 (Communication with Audit Committees). The Audit Committee received the written disclosures and the letter from S.R. Snodgrass, P.C. required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and discussed with S.R. Snodgrass, P.C. its independence. Based on this, the Audit Committee recommended to the board that the audited financial statements be included in Middlefield’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee:

Kenneth E. Jones, Darryl E. Mast, Clayton W. Rose, III, C.P.A., Robert W. Toth, and Carolyn J. Turk, C.P.A.

DIRECTOR COMPENSATION

The following table shows the compensation paid to nonemployee directors for their service in 2016, including their service on our board, on the board of The Middlefield Banking Company, and on board committees of Middlefield and The Middlefield Banking Company. The compensation of Directors Caldwell and Heslop is included in the Summary Compensation Table.

Name	($) Fees Earned or Paid in Cash	($) Stock Awards*	($) Option Awards	($) Non-Equity Incentive Plan Compensation	($) Nonqualified Deferred Compensation Earnings	($) All Other Compensation	($) Total
Eric W. Hummel	34,600	3,240	0	n/a	n/a	0	37,840
Kenneth E. Jones	39,100	3,240	0	n/a	n/a	2,400	44,740
Darryl E. Mast	43,900	3,240	0	n/a	n/a	0	47,140
James J. McCaskey	35,750	3,240	0	n/a	n/a	0	38,990
Clayton W. Rose III	34,850	3,240	0	n/a	n/a	3,300	41,390
William J. Skidmore	42,350	3,240	0	n/a	n/a	0	45,590
Joseph J. Thomas**	10,950	3,240	0	n/a	n/a	0	14,190
Robert W. Toth	37,000	3,240	0	n/a	n/a	0	40,240
Carolyn J. Turk	51,100	3,240	0	n/a	n/a	0	54,340

*	Each non-employee director received a stock grant of 100 shares at $32.40 per share.
**	Mr. Thomas resigned from the Board of Directors effective as of March 31, 2017

Director Fees. Middlefield directors receive compensation of $750 for each board and committee meeting attended. Middlefield’s Chairman of the Board receives additional annual compensation of $4,000. The Middlefield Banking Company directors receive compensation of $1,800 per month less $100 for each meeting not attended in a particular month. The Middlefield Banking Company directors also receive $500 in committee fees for each meeting attended. The 2016 compensation of Director Jones and Director Rose includes $2,700 and $3,300, respectively, for their service on our Central Ohio Regional Advisory Board. Directors of EMORECO, Inc. receive no compensation for board service.

Director Indemnification. At the 2001 annual meeting shareholders approved the form and use of indemnification agreements for directors. The indemnification agreements allow directors to select the most favorable indemnification rights provided under (1) Middlefield’s Second Amended and Restated Articles of Incorporation or Regulations in effect on the date of the indemnification agreement or on the date expenses are incurred, (2) state law in effect on the date of the indemnification agreement or on the date expenses are incurred, (3) any liability insurance policy in effect when a claim is made against the director or on the date expenses are incurred, and (4) any other indemnification arrangement otherwise available. The agreements cover all fees, expenses, judgments, fines, penalties, and settlement amounts paid in any matter relating to the director’s role as a Middlefield director, officer, employee, agent, or when serving as Middlefield’s representative with respect to another entity. Each indemnification agreement provides for the prompt advancement of all expenses incurred in connection with any proceeding subject to the director’s obligation to repay those advances if it is determined later that the director is not entitled to indemnification.

VOTING SECURITIES AND PRINCIPAL HOLDERS

The following table shows the beneficial ownership of Middlefield common stock on March 21, 2017 on the part of each director, each director nominee, each executive officer identified in the Summary Compensation Table, and all directors, nominees, and executive officers as a group. For purposes of the table, a person is considered to own beneficially any shares over which he or she exercises sole or shared voting or investment power or of which he or she has the right to acquire beneficial ownership within 60 days. Unless noted otherwise, voting power and investment power are exercised solely by the person named or they are shared with members of his or her household. The percentage figures are based on 2,803,557 shares outstanding, plus the number of shares each individual has the right to acquire within 60 days.

Directors, Director Nominees, and Named Executive Officers	Shares Beneficially Owned		Shares Acquirable Within 60 Days By Option Exercise (1)	Percent of Stock
Thomas W. Bevan, director nominee	24,800			(9)
Thomas G. Caldwell, director, President & CEO	14,577	(2)	5,345	(9)
James R. Heslop, II, director, EVP and COO	8,412	(3)	2,991	(9)
Eric W. Hummel, director	16,727			(9)
Kenneth E. Jones, director	9,101	(4)	1,500	(9)
Darryl E. Mast, director	7,078			(9)
James J. McCaskey, director	3,498	(5)	1,500	(9)
Clayton W. Rose III, director	2,904			(9)
William J. Skidmore, director	5,569		2,837	(9)
Donald L. Stacy, CFO and Treasurer	2,061	(6)	3,462	(8)
Robert W. Toth, director	25,694	(7)	1,500	(9)
Carolyn J. Turk, director	12,612		1,500	(9)
William A. Valerian, director nominee	78,102	(8)		2.79%
other executive officers (7 people)	1,983		2,750	(9)
all directors, nominees, and executive officers as a group (19 people)	213,117		24,885	8.41%

(1)	Options granted under Middlefield’s 1999 Stock Option Plan or the 2007 Omnibus Equity Plan. Options granted under the plans vest and become exercisable one year after the grant date and have ten-year terms.
(2)	Includes shares held by Mr. Caldwell as custodian for his children.
(3)	Includes shares held by Mr. Heslop as custodian for his children.
(4)	Includes 1,132 shares held by Mr. Jones’ spouse. Mr. Jones disclaims beneficial ownership of those shares.
(5)	Includes 686 shares held by spouse.
(6)	Includes 19 shares held as joint tenant with a son.
(7)	Includes 4,447 shares held by spouse.
(8)	Includes 4,613 shares held solely by spouse and 20,729 shares held in Valerian Family CRUT.
(9)	Does not exceed 1%.

Director Stock Ownership Guidelines. Middlefield’s Corporate Governance Guidelines include stock ownership guidelines for directors. The guidelines state that within three years after election a director should own Middlefield common stock equal in value to at least two times the director’s yearly base compensation for service as a director of The Middlefield Banking Company, and three times base compensation within six years. As of December 31, 2016, the projected annual yearly compensation of a director other than the Chairman of the Board is $21,600.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934 requires that directors and executive officers, as well as any persons who own more than 10% of a registered class of equity securities, file with the SEC initial reports of ownership and reports of changes in ownership. Based solely on review of the copies of such reports furnished to Middlefield and written representations to Middlefield, to Middlefield’s knowledge all section 16(a) filing requirements applicable to its executive officers, directors, and greater than 10% beneficial owners were complied with during the fiscal year ended December 31, 2016, except that (i) David Dalessandro filed late one Form 3 and two Form 4s regarding conditional stock awards granted in fiscal 2015 and 2016; (ii) Eric Hollinger filed late one Form 3 and one Form 4 regarding a stock purchase transaction in a private offering; (iii) Courtney Erminio filed late two Form 4’s regarding a stock purchase in the open market in fiscal 2013 and a stock award granted in fiscal 2014; and (iv) director Mast has not filed a Form 3 or any Form 4s.

SUMMARY COMPENSATION TABLE

The majority of the compensation of executive officers is paid by The Middlefield Banking Company, but compensation shown in the table is aggregate compensation paid by Middlefield and The Middlefield Banking Company. No compensation is paid by EMORECO, Inc.

Name and Principal Position	Year	Salary ($) (1)	Bonus ($) (2)	Stock Awards ($)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($) (3)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (4)	Total ($)
Thomas G. Caldwell	2016	309,271	0	0	(5)	0	84,107	0	51,090	444,468
President and Chief Executive Officer	2015	303,196	0	0	(6)	0	81,837	0	42,810	427,843

James R. Heslop, II	2016	246,184	0	0	(5)	0	43,303	0	39,526	329,014
Executive Vice President and Chief Operating Officer	2015	240,161	0	0	(6)	0	42,142	0	33,125	315,427

Donald L. Stacy Chief Financial Officer and Treasurer	2016 2015	172,072 166,378	0 0	0 0	(5) (6)	0 0	34,445 33,197	0 0	31,201 25,926	237,718 225,501

(1)	Includes salary deferred at the election of the executive under The Middlefield Banking Company’s 401(k) retirement plan. Also includes fees for service as a director. Mr. Caldwell’s director fees were $29,100 in 2016 and $29,750 in 2015. Mr. Heslop’s director fees were $29,850 in 2016 and $29,000 in 2015.
(2)	Bonus amounts are attributable to performance in the year shown but are paid in the first quarter of the following year.
(3)	The 2016 cash incentive payments under The Middlefield Banking Company’s Annual Incentive Plan were made on March 3, 2017, based on financial performance and the executives’ performance in 2016, and the 2015 cash incentive payments were made March 4, 2016, based on financial performance and the executives’ performance in 2015.
(4)	The figures in the All Other Compensation column are the sum of matching contributions under The Middlefield Banking Company’s 401(k) plan and contributions and interest earnings credited by The Middlefield Banking Company for each executive under the executive deferred compensation agreements. The bank made contributions of $8,411 to the 401(k) plan account of Mr. Caldwell in 2016, $6,496 to the 401(k) plan account of Mr. Heslop, and $5,167 to the 401(k) plan account of Mr. Stacy. The 2016 contributions and interest earnings for the executive deferred compensation agreements were contributions of $33,643 and interest earnings of $9,036 for Mr. Caldwell, contributions of $25,982 and interest earnings of $7,049 for Mr. Heslop, and contributions of $20,667 and interest earnings of $5,366 for Mr. Stacy.

(5)	Messrs. Caldwell, Heslop, and Stacy received conditional stock awards on March 1, 2016. The number of shares awarded was 865 shares to Mr. Caldwell, 668 shares to Mr. Heslop, and 532 shares to Mr. Stacy. To become vested in and entitled to that number of shares, two conditions must be satisfied. The first condition is the executive must maintain continuous service with Middlefield for three years, although this condition will be waived in the case of death or disability or a change in control occurring in the three-year period. The second condition is the average annual return of Middlefield stock for the years 2016, 2017, and 2018 must be at least 8.00%. For this purpose annual return is the sum of annual dividends and the excess of the closing stock price on the final trading day of the year over the closing price on the final trading day of the preceding year, divided by the closing stock price on the final trading day of the preceding year. The three-year average of the annual returns for 2016, 2017, and 2018 will determine whether the 8.00% goal is satisfied. If the 8.00% goal is not satisfied but the average annual return is positive, the recipient will become the owner of and entitled to a portion of the conditional stock award, forfeiting the remainder. The portion that will be issued to the recipient is the percentage of the total award equal to the percentage achievement of the 8.00% goal. If the average annual return is negative, the entire award is forfeited, unless the Compensation Committee waives the performance condition. If average annual return exceeds 8.00%, the nominal amount of the conditional stock award will increase, up to a maximum of 125% of the nominal award, increasing based on the percentage excess of actual average return over the 8.00% goal. Accordingly, the maximum potential conditional stock award total for the March 1, 2016 awards for Mr. Caldwell is 1,081 shares, for Mr. Heslop 835 shares, and for Mr. Stacy 665 shares. The terms of the award and a copy of the form of conditional award agreement are included in the Form 8-K Current Report filed by Middlefield with the SEC on March 4, 2016. The closing stock price on December 31, 2015 was $32.40. The closing stock price on December 31, 2016 was $38.70, and dividends per share for 2016 were $1.08. Based on this, the return for 2016 was $7.38, or 22.8%, and the March 1, 2016 awards will be earned in full if the aggregate annual return for 2017 and 2018 is 1.20% or higher. Middlefield determined that the stock awards had no fair value on the award date for accounting purposes, and as a result no compensation expense was recognized for the awards in 2016.
(6)	Messrs. Caldwell, Heslop, and Stacy received conditional stock awards on June 22, 2015. The number of shares awarded was 814 shares to Mr. Caldwell, 628 shares to Mr. Heslop, and 495 shares to Mr. Stacy. To become vested in and entitled to that number of shares, two conditions must be satisfied. The first condition is the executive must maintain continuous service with Middlefield for three years, although this condition will be waived in the case of death or disability or a change in control occurring in the three-year period. The second condition is the average annual return of Middlefield stock for the years 2015, 2016, and 2017 must be at least 8.00%. For this purpose, annual return is the sum of annual dividends and the excess of the closing stock price on the final trading day of the year over the closing price on the final trading day of the preceding year, divided by the closing stock price on the final trading day of the preceding year. The three-year average of the annual returns for 2015, 2016, and 2017 will determine whether the 8.00% goal is satisfied. If the 8.00% goal is not satisfied but the average annual return is positive, the recipient will become the owner of and entitled to a portion of the conditional stock award, forfeiting the remainder. The portion that will be issued to the recipient is the percentage of the total award equal to the percentage achievement of the 8.00% goal. If the average annual return is negative, the entire award is forfeited, unless the Compensation Committee waives the performance condition. If average annual return exceeds 8.00%, the nominal amount of the conditional stock award will increase, up to a maximum of 125% of the nominal award, increasing based on the percentage excess of actual average return over the 8.00% goal. Accordingly, the maximum potential conditional stock award total for the June 22, 2015 awards for Mr. Caldwell is 1,018 shares, for Mr. Heslop is 785 shares, and for Mr. Stacy is 619 shares. The terms of the award and a copy of the form of conditional award agreement are included in the Form 8-K Current Report filed by Middlefield with the SEC on June 24, 2015. The closing stock price of Middlefield stock on December 31, 2014 was $33.61. The closing stock price of Middlefield stock on December 31, 2015 was $32.40, and dividends per share for 2015 were $1.07. Based on this, the return for 2015 was negative, or (0.42)%, but the award nevertheless may be earned in full if the average annual return at the end of 2017 is at least 8.00%. As mentioned in footnote (5) above, the annual return for Middlefield stock for 2016 was $7.38, or 22.8%. The annual return for Middlefield stock at the end of 2017 must therefore be 1.62% or higher in order to satisfy the average annual return goal of 8.00% for the June 22, 2015 awards. Middlefield determined that the stock awards had no fair value on the award date for accounting purposes, and as a result no compensation expense was recognized for the awards in 2015.

Perquisites and other personal benefits provided to each of the named executive officers in 2016 and 2015 had a value of less than $10,000. The value of insurance on the lives of the named executive officers is not included in the Summary Compensation Table because the executives have no interest in the policies. However, the executives are entitled to designate the beneficiary of death benefits payable by The Middlefield Banking Company under executive survivor income agreements. See the “Executive Survivor Income Agreements” discussion below.

Annual Incentive Plan. In 2003, The Middlefield Banking Company established the Annual Incentive Plan, a short-term cash incentive plan that rewards employees with additional cash compensation if specific objectives are achieved. An employee’s potential cash incentive payment under the Annual Incentive Plan depends upon two factors: (x) the employee’s position, which establishes a maximum cash incentive award as a percent of base salary, and (y) the degree to which the performance targets, such as targeted net income, and individual performance targets, are achieved. Annual incentive payments under the plan for a particular year generally are based on objective financial performance criteria established by the board, with the Compensation Committee’s recommendation. A copy of the plan is included as exhibit 10.22 to the Form 8-K Current Report that we filed with the SEC on June 12, 2012, which is available for viewing or download at www.sec.gov. All employees are eligible for awards under the Annual Incentive Plan. The plan is terminable by the board at any time.

The bank-wide performance objectives that had to be achieved in 2016 in order for Messrs. Caldwell, Heslop, and Stacy to receive a cash incentive payment under the plan included a net income goal, a goal for reduction of adversely classified loans as a percent of the sum of tier 1 capital and the allowance for loan and lease losses, a goal for loan growth, and a goal having to do with the regulatory and supervisory status of Middlefield and The Middlefield Banking Company. Please see the Form 8-K Current Report filed by Middlefield with the SEC on March 9, 2016 for additional information. In future years other financial performance measures could be taken into account, such as return on average equity (ROAE), return on average assets (ROAA), deposit growth, and net interest margin. The Compensation Committee also considers individual performance goals.

2007 Omnibus Equity Plan. The 2007 Omnibus Equity Plan authorizes the issuance of 160,000 shares of Middlefield common stock. Middlefield’s Compensation Committee administers the Omnibus Equity Plan. Shares of common stock issued under the Omnibus Equity Plan may be treasury shares, authorized and unissued shares not reserved for any other purpose, or a combination of treasury shares and authorized but unissued shares. Awards to employees may take the form of incentive stock options, or ISOs, that qualify for favored tax treatment under Internal Revenue Code section 422, stock options that do not qualify under section 422, referred to as NQSOs, stock appreciation rights, or SARs, restricted stock, and performance shares. In contrast to the kinds of awards that may be made to employees, non-employee directors are eligible for awards of NQSOs and restricted stock only. The terms of each award are stated in award agreements. Of the shares authorized for issuance under the Omnibus Equity Plan, up to one half may be reserved for issuance under incentive stock options. The aggregate number of shares underlying awards granted to an individual participant in a single year may not exceed 16,000.

Unless the participant’s award agreement provides otherwise, when a participant employee’s service terminates or when a non-employee director participant’s service terminates the portion of any award held by the participant that is not exercisable is forfeited. All NQSOs, SARs, and ISOs held by the participant that are exercisable are forfeited if not exercised before the earlier of the expiration date specified in the award agreement or 90 days after termination occurs. However, all of a participant’s outstanding awards are forfeited if the participant’s employment or director service terminates for cause or if in Middlefield’s judgment a basis for termination for cause exists, regardless of whether the awards are exercisable and regardless of whether the participant’s employment or director service actually terminates. However, shares of restricted stock or performance shares that have been released from escrow and distributed to the participant are not affected by a termination for cause.

If a change in control of Middlefield occurs, the Compensation Committee has broad authority and sole discretion to take actions it deems appropriate to preserve the value of participants’ awards. In general, a change in control means one or more of the following events occur –

•	a change in the composition of Middlefield’s board of directors, after which the incumbent members of the board on the effective date of the Plan – including their successors whose election or nomination was approved by those incumbent directors and their successors – no longer represent a majority of the board,

•	a person (other than persons such as subsidiaries or benefit plans) becomes a beneficial owner of Middlefield securities representing 25% or more of the combined voting power of all securities eligible to vote for the election of directors, excepting business combinations after which Middlefield’s shareholders own more than 50% of the resulting company and except for stock issuances approved by incumbent directors and their successors;

•	a merger, consolidation, share exchange, or similar form of business combination transaction requiring approval of Middlefield’s shareholders, excepting business combinations after which Middlefield’s shareholders own more than 50% of the resulting company; or

•	Middlefield’s shareholders approve a plan of complete liquidation or dissolution or sale of all or substantially all of Middlefield’s assets.

Executive Deferred Compensation Agreements. The Middlefield Banking Company entered into executive deferred compensation agreements with Messrs. Caldwell, Heslop, and Stacy on December 28, 2006. Amended on May 9, 2008 for compliance with Internal Revenue Code section 409A, the executive deferred compensation agreements provide supplemental retirement income benefits. The arrangement is noncontributory, meaning contributions can be made solely by The Middlefield Banking Company. For each year the executive remains employed with The Middlefield Banking Company, until attaining age 65, The Middlefield Banking Company may credit each executive with a contribution equal to 5% of the executive’s base annual salary. Contributions exceeding 5% of salary are conditional on achievement of performance goals involving: (x) The Middlefield Banking Company’s net income for the plan year and (y) The Middlefield Banking Company’s peer ranking for the plan year, based on the Uniform Bank Performance Report (the “UBPR”) available on the Federal Financial Institutions Examination Council’s website at www.ffiec.gov/UBPR.htm. The UBPR is an analytical tool created for bank supervisory, examination, and management purposes. In a concise format, the UPBR shows the impact of management decisions and economic conditions on a bank’s performance and balance-sheet composition.

Each of the two performance goals can account for a contribution of up to 7.5% of the executive’s base annual salary. The net income goal for each year is established by the Compensation Committee by March 31 of that year. The Compensation Committee’s decisions are not final unless approved by a majority of Middlefield’s independent directors.

Executive Survivor Income Agreements. The Middlefield Banking Company entered into executive survivor income agreements with executives in June 2003, including Messrs. Caldwell, Heslop, and Stacy. The agreements promise a specific cash benefit payable by The Middlefield Banking Company to an executive’s designated beneficiary at the executive’s death, provided the executive dies before attaining age 85. The benefit would be paid to the executive’s beneficiary if the executive dies in active service to The Middlefield Banking Company, but it also would be payable for death occurring after the executive’s termination of service if the executive terminated (x) because of disability, or (y) within 12 months after a change in control of Middlefield, or (z) after having attained age 55 with at least ten years of service to The Middlefield Banking Company or after having attained age 65.

The total death benefit payable to Mr. Caldwell’s beneficiaries if he dies in active service to The Middlefield Banking Company is $471,741, the benefit payable to Mr. Heslop’s beneficiaries is $368,970, and the benefit payable to Mr. Stacy’s beneficiaries is $222,619. For death after terminating active service with The Middlefield Banking Company, the death benefit for Mr. Caldwell’s beneficiaries is $471,741, $368,970 for Mr. Heslop’s beneficiaries, and $111,309 for Mr. Stacy’s beneficiaries. To assure itself of funds sufficient to pay the promised death benefits, The Middlefield Banking Company purchased insurance on the executives’ lives with a single premium payment. The Middlefield Banking Company owns the policies and is the sole beneficiary. Of the total premium paid for the insurance on the various executives’ lives, $495,873 is attributable to insurance purchased on the life of Mr. Caldwell, $447,351 is attributable to insurance on the life of Mr. Heslop, and $333,890 is attributable to insurance purchased on the life of Mr. Stacy. The premium amounts are not included in the Summary Compensation Table. The Middlefield Banking Company expects the policies’ death benefits to be sufficient to pay all benefits promised under the executive survivor income agreements.

Severance Agreements. Middlefield and its subsidiaries do not have written employment agreements with officers, although Middlefield entered into severance agreements with executives, including Messrs. Caldwell, Heslop, and Stacy. The severance agreements provide that the executive is entitled to severance compensation if a change in control occurs during the term of the agreement. The severance compensation is payable in a single lump sum. For purposes of the severance agreements, the term change in control is defined as it is defined in Internal Revenue Code section 409A and implementing rules. In the case of executives other than Messrs. Caldwell, Heslop, and Stacy, the lump-sum severance benefit is payable immediately after involuntary termination without cause or voluntary termination with good reason occurring within 24 months after a change in control. Rather than being contingent on a separation from service after a change in control, the lump-sum benefit of Messrs. Caldwell, Heslop, and Stacy is payable immediately after a change in control occurs.

The agreements promise to each executive a lump-sum payment calculated as a multiple of the executive’s salary and the executive’s cash bonus and cash incentive compensation. The multiple of compensation payable under the severance agreements is 2.5 times in the case of Mr. Caldwell and Mr. Heslop and two times compensation for other executives. The agreements also promise continued life, health, and disability insurance coverage for 24 months after employment termination and legal fee reimbursement if the severance agreements are challenged after a change in control.

Retirement Plan. Middlefield does not maintain a defined benefit or actuarial plan providing retirement benefits for officers or employees based on actual or average final compensation. But The Middlefield Banking Company maintains a section 401(k) employee savings and investment plan for substantially all employees and officers who have more than one year of service. The bank’s contribution to the plan is based on 50% matching of voluntary contributions, up to 6% of compensation. An eligible employee may contribute up to 15% of his or her salary. Employee contributions are vested at all times. Bank contributions are fully vested after six years, vesting in 20% annual increments beginning with the second year. Employees also have life insurance benefits under a group term life insurance program, paying benefits to an employee’s beneficiary if the employee dies while employed by The Middlefield Banking Company, up to the lesser of (x) twice the employee’s annual salary at the time of death or (y) $200,000.

Internal Revenue Code Limits. The qualifying compensation regulations issued by the Internal Revenue Service under Internal Revenue Code section 162(m) state that no deduction is allowed for applicable employee remuneration paid by a publicly held corporation to a covered employee to the extent that the remuneration exceeds $1 million for the applicable taxable year, unless specified conditions are satisfied. Salary and bonus amounts deferred by executives are not subject to section 162(m). Currently, Middlefield’s remuneration is not expected to exceed $1 million for any employee. Therefore, Middlefield does not expect that compensation will be affected by the qualifying compensation regulations. The Compensation Committee and Middlefield’s board intend to maintain executive compensation within the section 162(m) deductibility limits, but could permit compensation exceeding the section 162(m) limits in the future.

Transactions with Related Parties. Middlefield directors and executive officers and their associates are customers of and enter into banking transactions with The Middlefield Banking Company in the ordinary course of business. Middlefield expects that these relationships and transactions will continue. The transactions with directors, executive officers, and their associates have not involved more than the normal risk of collectability and have not presented other unfavorable features. Loans and commitments to lend included in these transactions were made and will be made on substantially the same terms – including interest rates and collateral – as those prevailing at the time for comparable transactions with persons not affiliated with Middlefield.

OUTSTANDING EQUITY AWARDS

The following table shows as of December 31, 2016 unvested and unearned stock awards and the number of shares acquirable, exercise prices, and expiration dates of all unexercised stock options held by the executives identified in the Summary Compensation Table.

	Option Awards(1)					Stock Awards(1)

	Number of Securities Underlying Unexercised Options (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)
Name	Exercisable	Unexercisable
Thomas G. Caldwell	1,000 1,500 2,500			23.00 23.00 17.55	11/10/2018 11/10/2018 05/09/2021			814 865	(2) (3)	31,502 33,476
James R. Heslop, II	775 1,950			23.00 17.55	11/10/2018 05/09/2021			628 668	(2) (3)	24,304 25,852
Donald L. Stacy	750 2,500			37.00 17.55	12/10/2017 05/09/2021			495 532	(2) (3)	19,157 20,588

(1)	adjusted for stock dividends
(2)	Messrs. Caldwell, Heslop, and Stacy received conditional stock awards on June 22, 2015. The number of shares awarded was 814 shares to Mr. Caldwell, 628 shares to Mr. Heslop, and 495 shares to Mr. Stacy. To become vested in and entitled to that number of shares, two conditions must be satisfied. The first condition is the executive must maintain continuous service with Middlefield for three years, although this condition will be waived in the case of death or disability or a change in control occurring in the three-year period. The second condition is the average annual return of Middlefield stock for the years 2015, 2016, and 2017 must be at least 8.00%. For this purpose, annual return is the sum of annual dividends and the excess of the closing stock price on the final trading day of the year over the closing price on the final trading day of the preceding year, divided by the closing stock price on the final trading day of the preceding year. The three-year average of the annual returns for 2015, 2016, and 2017 will determine whether the 8.00% goal is satisfied. If the 8.00% goal is not satisfied but the average annual return is positive, the recipient will become the owner of and entitled to a portion of the conditional stock award, forfeiting the remainder. The portion that will be issued to the recipient is the percentage of the total award equal to the percentage achievement of the 8.00% goal. If the average annual return is negative, the entire award is forfeited, unless the Compensation Committee waives the performance condition. If average annual return exceeds 8.00%, the nominal amount of the conditional stock award will increase, up to a maximum of 125% of the nominal award, increasing based on the percentage excess of actual average return over the 8.00% goal. Accordingly, the maximum potential conditional stock award total for the June 22, 2015 awards for Mr. Caldwell is 1,018 shares, for Mr. Heslop is 785 shares, and for Mr. Stacy is 619 shares. The terms of the award and a copy of the form of conditional award agreement are included in the Form 8-K Current Report filed by Middlefield with the SEC on June 24, 2015. The closing stock price of Middlefield stock on December 31, 2014 was $33.61. The closing stock price of Middlefield stock on December 31, 2015 was $32.40, and dividends per share for 2015 were $1.07. Based on this, the return for 2015 was negative, or (0.42)%, but the award nevertheless may be earned in full if the average annual return at the end of 2017 is at least 8.00%. As mentioned in footnote (3) below, the annual return for Middlefield stock for 2016 was $7.38, or 22.8%. The annual return for Middlefield stock at the end of 2017 must therefore be 1.62% or higher in order to satisfy the average annual return goal of 8.00% for the June 22, 2015 awards. Conditional stock awards do not confer any shareholder rights until the conditions are satisfied (or waived), such as voting rights, the right to dividends, or the right to transfer shares. Award recipients are not credited for dividends paid by Middlefield on common stock. The conditional stock award agreements include a prohibition against competing with Middlefield for one year after employment termination.
(3)

Messrs. Caldwell, Heslop, and Stacy received conditional stock awards on March 1, 2016. The number of shares awarded was 865 shares to Mr. Caldwell, 668 shares to Mr. Heslop, and 532 shares to Mr. Stacy. To become vested in and entitled to that number of shares, two conditions must be satisfied. The first condition is the executive must maintain continuous service with Middlefield for three years, although this condition will be waived in the case of death or disability or a change in control occurring in the three-year period. The second condition is the average annual return of Middlefield stock for the years 2016, 2017, and 2018 must be at least 8.00%. For this purpose, annual return is the sum of annual dividends and the excess of the closing stock price on the final trading day of the year over the closing price on the final trading day of the preceding year, divided by the closing stock price on the final trading day of the preceding year. The three-year average of the annual returns for 2016, 2017, and 2018 will determine whether the 8.00% goal is satisfied. If the 8.00% goal is not satisfied but the average annual return is positive, the recipient will become the owner of and entitled to a portion of the conditional stock award, forfeiting the remainder. The portion that will be issued to the recipient is the percentage of the total award equal to the percentage achievement of the 8.00% goal. If the average annual return is negative, the entire award is forfeited, unless the Compensation Committee waives the performance condition. If average annual return exceeds 8.00%, the nominal amount of the conditional stock award will increase, up to a maximum of 125% of the nominal award, increasing based on the percentage excess of actual average return over the 8.00% goal. Accordingly, the maximum potential conditional stock award total for the March 4, 2016 awards for Mr. Caldwell is 1,081 shares, for Mr. Heslop is 835 shares, and for Mr. Stacy is 665 shares. The terms of the award and a copy of the form of conditional award agreement are included in the Form 8-K Current Report filed by Middlefield with the SEC on March 4, 2016. The closing stock price on December 31, 2015 was $32.40. The closing stock price on December 31, 2016 was $38.70, and dividends per share for 2016 were $1.08. Based on this, the return for 2016 was $7.38, or 22.8%, and the award will be earned in full if the aggregate annual return for 2017 and 2018 is at least 1.20%. The conditional stock awards do not confer any shareholder rights until the conditions are satisfied (or waived), such as voting rights, the right to dividends, or the right to transfer shares. Award recipients are not credited for dividends paid by Middlefield on common stock. The conditional stock award agreements include a prohibition against competing with Middlefield for one year after employment termination.

PROPOSAL ONE – ELECTION OF FOUR DIRECTORS FOR THE TERM EXPIRING IN 2020

AND

PROPOSAL TWO – ELECTION OF ONE DIRECTOR FOR THE TERM EXPIRING IN 2018

According to Article III, section 2, of Middlefield’s regulations, the board may consist of no fewer than five and no more than 25 directors, the precise number being fixed or changed from time to time within that range by the board or by majority vote of shareholders acting at an annual meeting. Article III, section 2(b) of Middlefield’s regulations provides that if the number of directors (including vacancies) of Middlefield is six or more, the directors must be classified into at least two classes, as nearly equal in number as possible and consisting of no fewer than three directors in each class, designated Class I, Class II, and if there are nine or more directors, Class III. Our board currently consists of twelve directors. Class I of Middlefield’s board consists of Directors Hummel, Jones, McCaskey, and Valerian (term expiring at the 2017 annual meeting), Class II includes Directors Heslop, Rose, Toth, and Bevan (term expiring at the 2018 annual meeting), and Class III consists of Directors Caldwell, Mast, Skidmore, and Turk (term expiring at the 2019 annual meeting). William A. Valerian was appointed to the board on January 12, 2017 to fill a vacancy in Class I and Thomas W. Bevan was appointed on January 12, 2017 to fill a vacancy in Class II. Mr. Valerian is the former President and Chief Executive Officer and director, and Mr. Bevan is a former director, of Liberty Bank, N.A., and each were appointed to the Board of Directors of Middlefield as required by the Agreement and Plan of Reorganization, dated as of July 28, 2016, among Middlefield, MBC Interim Bank, The Middlefield Banking Company and Liberty Bank, N.A., pursuant to which Liberty Bank, N.A. merged with and into The Middlefield Banking Company. Additional information concerning the Agreement and Plan of Reorganization and the merger is available in the definitive joint proxy statement/prospectus filed by Middlefield with the SEC on November 22, 2016. The joint proxy statement/prospectus is available for viewing or download at www.sec.gov.

Four Nominees for the term ending at the 2020 annual meeting (Proposal One). The Corporate Governance and Nominating Committee recommended Directors Hummel, Jones, McCaskey for reelection to the board and also recommended William A. Valerian for election. The board accepted the Corporate Governance and Nominating Committee’s recommendation and nominated these four individuals to serve as directors for the term ending at the 2020 Annual Meeting of Shareholders or until their successors are elected and qualified.

Nominee for the term expiring in 2020 (Proposal One)	Age	Director since	Current term expires	Biography

Eric W. Hummel	71	2011	2017	Mr. Hummel is President of Hummel Construction, Ravenna, Ohio, a position he has held since 1971. Mr. Hummel attended the Kent State University School of Architecture and the University of Wisconsin College of Engineering. He has been a member of the Portage Foundation Board of Trustees, Kent State University Architecture School Foundation, and Leadership Portage County Board. Mr. Hummel’s extensive business management experience allows him to provide business and leadership expertise to the board.

Kenneth E. Jones	68	2008	2017	A retired financial consultant and advisor, Mr. Jones earned a B.S. in Nuclear Engineering from the University of Virginia in 1970 and an M.B.A. from the University of Virginia in 1972. He is also licensed in Ohio as a CPA (inactive). He currently serves as the Chief Financial Officer, on a part-time basis, of Minimally Invasive Devices, Inc. and NanoStatics Corporation, both located in Columbus, Ohio. He is the Treasurer and Secretary, respectively, of the two companies. Minimally Invasive develops and sells medical devices used in laparoscopic surgery. NanoStatics produces nanofibers for high efficiency air filtration applications. Mr. Jones is a former director of Applied Innovation, Inc. of Dublin, Ohio (NASDAQ), and served as Chairman of its Audit Committee. He has served as the elected fiscal officer of Jefferson Township, Franklin County, Ohio since May 2004. Mr. Jones’ financial and business experience and his service as a director of Middlefield since 2008 allow him to provide business and leadership expertise to the board.

James J. McCaskey	53	2004	2017	Mr. McCaskey is the President of McCaskey Landscape & Design, LLC, a design-build landscape development company. Mr. McCaskey is also a past member of the Board of Directors and past President of the Ohio Landscape Association. Previously, he was Vice President of Sales for the Pattie Group, also a design-build landscape development company, with which he had been employed for seventeen years. Mr. McCaskey also serves on the Advisory Board of Kent State University (Geauga), was President of the Chardon Rotary for the term July 2014 through June 2015, and, beginning January 2, 2014, serves as Munson Township Trustee. Mr. McCaskey earned a Bachelor’s Degree in Agricultural Production and a Bachelor’s Degree in Biology from Wilmington College in 1985. Mr. McCaskey’s extensive business management experience, community involvement, and service as a director of Middlefield since 2004 allow him to provide business and leadership expertise to the board.

William A. Valerian	73	2017	2017	Having begun a career in banking in 1969, Mr. Valerian was most recently Chairman, President, and CEO of Liberty Bank, N. A. Among his previous positions, he served as President of Charter One Investor Services, CEO, COO, and Chief Loan Officer at Home Bank and CEO and COO of Haverfield Corporation, holding company for Home Bank. Prior to Home Bank, Mr. Valerian served in various capacities for Third Federal Savings and Loan. Among his volunteer activities, he is or has served with Julie Billiart School, Cleveland Institute of Art, Alta House Neighborhood Center, and on the Board of St. Ignatius High School. He is a graduate of Marquette University and Leadership Cleveland. Mr. Valerian’s years of banking experience, his community contacts, and his knowledge of the former Liberty Bank, N.A.’s customer base and market area allow him to provide business and leadership expertise to the board.

One Nominee for the term ending at the 2018 annual meeting (Proposal Two). The Board is also nominating Thomas W. Bevan to the class whose term expires at the 2018 annual meeting.

Nominee for the term expiring in 2018 (Proposal Two)	Age	Director since	Current term expires	Biography

Thomas W. Bevan	51	2017	2018	Mr. Bevan is a founding shareholder and CEO of Bevan & Associates, LPA, Inc. in Boston Heights, Ohio. Mr. Bevan has been licensed to practice law in the State of Ohio since 1991. He has also been admitted to practice before the U. S. District Court, Northern District of Ohio, and the United States Supreme Court. Mr. Bevan is a member of the Ohio State Bar Association, a member and Foundation Fellow of the Akron Bar Association, a member and Governing Trustee of the Ohio Association for Justice, and a member of the Public Justice Foundation. He was a member of the Board of Directors of Liberty Bank, N. A. from 2011 until 2017. Mr. Bevan’s years of banking experience, his community contacts, and his knowledge of the former Liberty Bank, N.A.’s customer base and market area allow him to provide business and leadership expertise to the board.

Seven continuing directors

Seven continuing directors	Age	Director since	Current term expires	Biography

Thomas W. Caldwell	59	1997	2019	Mr. Caldwell is President and Chief Executive Officer of Middlefield, The Middlefield Banking Company, and EMORECO, Inc. Mr. Caldwell served as Vice President of Middlefield until October 2000, when he became President and CEO. Mr. Caldwell’s experience in the banking and financial services industry and significant leadership positions with Middlefield, The Middlefield Banking Company, and EMORECO, Inc. allow him to provide business and leadership expertise to the board.

James R. Heslop, II	63	2001	2018	Executive Vice President and Chief Operating Officer of The Middlefield Banking Company since 1996, Mr. Heslop became Executive Vice President and Chief Operating Officer of Middlefield on October 30, 2000. He became a director of the bank in July 1999 and a director of Middlefield on November 19, 2001. He is also the Vice President and Secretary and a director of EMORECO, Inc. From July 1993 until joining The Middlefield Banking Company in April 1996, Mr. Heslop was a Director, President, and Chief Executive Officer of First County Bank in Chardon, Ohio, an institution with total assets exceeding $40 million. First County Bank was an affiliate of FNB Corporation of Hermitage, Pennsylvania. Mr. Heslop earned a B.S. in Business Administration from Wheeling College, an M.B.A. from Tiffin University, and is a graduate of the Graduate School of Banking at the University of Wisconsin-Madison. Mr. Heslop’s education, experience in the banking and financial services industry, and significant leadership positions with Middlefield, The Middlefield Banking Company, and EMORECO, Inc. allow him to provide business and leadership expertise to the board.

Seven continuing directors	Age	Director since	Current term expires	Biography

Darryl E. Mast	66	2013	2019	Darryl Mast was part of the Hattie Larlham organization, a non-profit organization dedicated to improving the lives of children and adults with developmental disabilities. Mr. Mast served as COO of Operations for Hattie Larlham Care Group and Hattie Larlham Foundation, with responsibility for IT and phone systems, facilities, vehicle fleet, housing development and business office. Mr. Mast previously was a Senior Vice President at Second National Bank of Warren and an executive officer of its holding company, Second Bancorp Inc., with responsibility for 33 retail banking centers, private banking, consumer lending, call center, web site, and on-line banking. He also served on the Asset/Liability and other committees. While at Second National Bank Mr. Mast also served as President of the Hattie Larlham Foundation and as Treasurer of the Hattie Larlham Care Group. He has served on various Hattie Larlham boards since 1996. Mr. Mast has served as President of the Rotary Club of Warren and has been involved with numerous community-based organizations, including the Advisory Board of Kent State University’s Trumbull Campus, the Warren Area Chamber of Commerce Economic Development Foundation, and the Wooster Area Chamber of Commerce. Mr. Mast has attended Miami University in Oxford, Ohio and the Graduate School of Banking at the University of Wisconsin. Mr. Mast’s banking experience, his demonstrated leadership ability, and his community involvement add important business and leadership expertise to the board.

Clayton W. Rose, III	64	2016	2018	Mr. Rose is an Executive Principal in the Dublin, Ohio office of Rea & Associates Inc. CPA’s. He is a licensed CPA. Rea & Associates is a regional public accounting firm with eleven offices in the state of Ohio. Mr. Rose earned a B.S. from The Ohio State University in 1974. He is active in the Dublin community with involvement in Kiwanis, the Dublin Convention and Visitors Bureau, the Dublin Irish Festival, and the Ohio State University Alumni Society. Mr. Rose was a director of Emerald Bank when it merged into The Middlefield Banking Company on January 20, 2014. He became a director of The Middlefield Banking Company shortly after the January 2014 merger. Mr. Rose’s business and accounting experience allow him to provide accounting and financial management expertise to the board.

William J. Skidmore	60	2007	2019	Mr. Skidmore is Northeast Ohio Senior District Manager of Waste Management and has held progressively responsible positions with Waste Management and a predecessor company since 1978. He previously served on the Board of Directors of both First County Bank in Chardon, Ohio, and of Metropolitan National Bank in Youngstown, Ohio. He is a member and was the past President of the Chardon Rotary, a former President of the Chardon Chamber of Commerce, a former member of the business advisory committee of Kent State University (Geauga), and a past representative to the board of the National Solid Waste Management Association in Washington, D.C. Mr. Skidmore earned a Bachelor’s Degree in Sales and Marketing from Bowling Green State University in 1978. Mr. Skidmore’s business management and banking experience in the northeast Ohio market allow him to provide business and leadership expertise to the board.

Robert W. Toth	72	2009	2018	Mr. Toth retired in 2007 as the President of Gold Key Processing, Ltd., headquartered in Middlefield, Ohio. Mr. Toth is a graduate of Ohio University, with a B.B.A. in accounting. Prior to joining Gold Key, he was Vice President — Finance and Administration for Burton Rubber Processing, Inc. Having begun his career with Amsted Industries in Chicago, Illinois, Mr. Toth has held progressively responsible positions with Warner and Swasey Co. and Missouri Portland Cement Co. He has a long record of community service and currently sits on the Board of the Geauga County Library Foundation. Mr. Toth’s extensive business management and community service experience allow him to provide business and leadership expertise to the board.

Carolyn J. Turk	60	2004	2019	Ms. Turk is the Controller of Molded Fiber Glass Companies and is a licensed CPA. Located in Ashtabula, Ohio, Molded Fiber Glass Companies is a manufacturer of reinforced fiber glass products with 15 entities in the U.S. and Mexico. Ms. Turk earned a B.S. in Accountancy from Youngstown State University in 1984. She has a long record of community service and currently serves on the Board of Country Neighbor Program, Inc. and as a Trustee of the Ashtabula Foundation. Ms. Turk’s business and accounting experience allow her to provide accounting and financial management expertise to the board.

Directors of The Middlefield Banking Company and EMORECO, Inc. are elected annually and do not serve staggered terms. The Middlefield Banking Company currently has ten directors. Except for Mr. Valerian and Mr. Bevan, the directors identified in the table above are expected to be nominated and elected to continue serving as directors of The Middlefield Banking Company for the following year. EMORECO, Inc. has four directors, all of whom are expected to be nominated and elected to continue serving for the following year, including Messrs. Caldwell and Heslop.

The Board of Directors recommends voting “FOR” election of Eric W. Hummel, Kenneth E. Jones, James J. McCaskey, and William A. Valerian to the term expiring at the 2020 annual meeting, and “FOR” election of Thomas W. Bevan for the term expiring at the 2018 annual meeting.

PROPOSAL THREE – APPROVAL OF THE 2017 OMNIBUS EQUITY PLAN

On February 13, 2017, our Board of Directors adopted, subject to shareholder approval, the Middlefield Banc Corp. 2017 Omnibus Equity Plan that provides for the grant of stock options, restricted stock awards and other equity awards to our employees and non-employee directors. The goal of the 2017 Omnibus Equity Plan is to promote the long-term financial success of Middlefield and its related entities and increase stockholder value. Awards of stock options, restricted stock, restricted stock units, stock appreciation rights, performance shares and other stock-based awards may be made to employees of Middlefield and employees of Middlefield’s related entities. Awards of stock options, restricted stock, restricted stock units and other stock-based awards may also be made to directors who are not employees of Middlefield or any related entities. The plan will enhance our ability to attract and retain the services of employees and directors upon whose judgment, skill, and efforts the successful conduct of our business depends. The variety of awards that may be made under the plan gives us flexibility to respond to market-competitive changes in equity compensation practices.

The plan contains provisions that we believe are consistent with the interests of shareholders and principles of good corporate governance. For example, stock options and stock appreciation rights must have an exercise price equal to or greater than the fair market value of Middlefield common stock on the date the award is made. Similarly, the plan prohibits repricing of stock options and stock appreciation rights without stockholder approval. In other words, if the fair market value of Middlefield stock experiences a sustained decline to a price less than the exercise price of a stock option, for example, the exercise price of the option will not be adjusted to compensate for the loss of the option’s value.

The principal features of the 2017 Omnibus Equity Plan are summarized below, but a copy of the plan is included as Appendix A. We encourage you to read Appendix A in its entirety. This summary of the plan is qualified in its entirety by reference to Appendix A. References in this summary to the Code mean the Internal Revenue Code of 1986, as amended.

Although the board of directors has adopted the 2017 Omnibus Equity Plan, the plan will not become effective unless it is also approved by stockholders. We recommend that stockholders vote “FOR” approval of the 2017 Omnibus Equity Plan.

Authorized Shares. The 2017 Omnibus Equity Plan authorizes the issuance of 224,000 shares of Middlefield common stock. Shares of common stock issued under the 2017 Omnibus Equity Plan may consist in whole or in part of treasury shares or authorized and unissued shares not reserved for any other purpose. If shares subject to an award made under the 2017 Omnibus Equity Plan are later forfeited, terminated, exchanged, or otherwise settled without the issuance of shares or the payment of cash, the shares associated with that award may again become available for future grants. The 2007 Omnibus Equity Plan reserved 160,000 shares of Middlefield common stock to be awarded to directors and employees. As of March 21, 2017, 92,759 shares, or 58%, remain unawarded under that plan. Assuming that stockholders approve the 2017 Omnibus Equity Plan at the annual meeting, the board does not intend to issue further equity awards under the 2007 Omnibus Equity Plan.

Awards. Awards to employees may take the form of incentive stock options that qualify for favored tax treatment under Code section 422, stock options that do not qualify under Code section 422, stock appreciation rights, restricted stock, restricted stock units, performance shares and other stock-based awards. In contrast to the kinds of awards that may be made to employees, non-employee directors are eligible for awards of non-qualified stock options, restricted stock, restricted stock units and other stock-based awards. The terms of each award will be described in an award agreement. By accepting an award, a participant will agree to be bound by the terms of the plan and the award agreement. If there is a conflict between the terms of the plan and the terms of the associated award agreement, the terms of the plan will govern.

Plan Administration. The Compensation Committee will serve as the Plan Committee and will administer the plan. In order to administer the plan, the Plan Committee must consist of at least three individuals, each of whom must be (x) an outside director within the meaning of Code section 162(m), receiving no compensation from Middlefield or a related entity in any capacity other than as a director, except as permitted by the Code, (y) a non-employee director within the meaning of the SEC’s Rule 16b-3, and (z) an independent director within the meaning of Nasdaq’s Marketplace Rules, specifically Rule 5605(a)(2). Directors Skidmore (chair), Hummel, Jones, McCaskey and Toth currently serve as members of the Plan Committee. The board believes that each of these individuals satisfies the independence requirements of Code section 162(m), SEC Rule 16b-3, and Nasdaq Rule 5605(a)(2).

The Plan Committee has final authority to make awards to employees and establish award terms. The amount and terms of equity awards to non-employee directors, however, must be established by the entire board of directors. Accordingly, when the term “Plan Committee” is used in reference to grants to non-employee directors, the term means the entire board of directors. The Plan Committee’s authority includes the power to –

•	construe and interpret the 2017 Omnibus Equity Plan,

•	adopt, amend, and rescind rules and regulations relating to administration of the plan,

•	determine the types of awards to be made to employees,

•	designate the employees to whom the awards will be made,

•	specify the terms and conditions of awards, including the procedures for exercising an award, and

•	administer any performance-based awards, including certifying that applicable performance objectives are satisfied.

Under section 15.5 of the 2017 Omnibus Equity Plan, directors of Middlefield are entitled to indemnification by Middlefield for liabilities arising under the plan.

Award Eligibility. The Plan Committee may make awards to any employee of Middlefield or any of its related entities. There currently are approximately 180 employees of Middlefield and related entities who will be eligible for an award. There currently are 10 non-employee directors of Middlefield and its related entities who also will be eligible for awards. Again, the board alone may make awards to non-employee directors, meaning any director of Middlefield or a related entity who is not also an employee of Middlefield or a related entity. The selection of participants and the nature and size of awards are within the discretion of the Plan Committee, or the discretion of the board in the case of awards to non-employee directors.

No awards have been made under the plan. Awards that may be made to directors and executive officers, including executive officers identified in the Summary Compensation Table, and to other employees currently are not determinable.

Award Limits. Of the shares authorized for issuance under the plan, up to 112,000 shares may be reserved for issuance under incentive stock options. The aggregate number of shares underlying awards granted to an individual employee participant in a single year may not exceed 22,400. The aggregate number of shares underlying awards granted to any non-employee director in a single year may not exceed 1,500 shares.

Adjustments. If a corporate transaction such as a stock dividend, stock split, recapitalization, merger, or other similar corporate change affects Middlefield’s outstanding shares of common stock, the Plan Committee will make adjustments to prevent dilution or enlargement of benefits provided under the plan, including adjustment of the number of shares authorized under the plan, adjustment of award limits, and adjustments of the terms of outstanding awards.

Options. An option is the right to acquire shares of Middlefield common stock during a stated period at a specified exercise price. An option may be an incentive stock option – or ISO – qualifying for favored tax treatment under Code section 422. ISOs may be granted to employees only. Any option that is not an ISO is known as a non-qualified stock option – or NQSO – which may be granted to employees or non-employee directors.

The exercise price of an option is determined by the Plan Committee. However, an option’s exercise price may not be less than the fair market value of a share of Middlefield common stock on the date the option is granted. For this purpose fair market value is determined according to the following rules: (x) if Middlefield common stock is traded on an exchange or on an automated quotation system giving closing prices, fair market value means the reported closing price on the relevant date if it is a trading day and otherwise on the next trading day, (y) if Middlefield common stock is traded over-the-counter with no reported closing price, fair market value is the mean between the highest bid and the lowest asked prices on that quotation system on the relevant date if it is a trading day and otherwise on the next trading day, or (z) if neither clause (x) nor clause (y) applies, fair market value is determined by the Plan Committee in good faith and, for ISOs, consistent with Code section 422.

The Plan Committee may establish the term of each option, but the term of an ISO may not exceed ten years. Likewise, the term of an option granted to a non-employee director may not exceed ten years. But an NQSO granted to an employee may have any term specified in the award agreement. The exercise price of an option must be paid according to procedures specified in the award agreement, which may allow payment in cash or a cash equivalent, surrender of unrestricted shares of Middlefield common stock the participant has owned for at least six months before the exercise date, or a combination of these payment methods.

The aggregate fair market value of Middlefield common stock for which a participant’s ISOs are exercisable for the first time in any calendar year under all stock option plans of Middlefield and related entities may not exceed $100,000. For this purpose fair market value is determined as of the date the option is granted. The exercise price of an ISO granted to an employee who owns stock possessing more than 10% of the voting power of Middlefield may not be less than 110% of the fair market value of a share of common stock on the date of grant. The term of an ISO may not exceed five years if the employee owns stock possessing more than 10% of the voting power of Middlefield.

Stock Appreciation Rights. A stock appreciation right – or SAR – is the right to receive cash equal to the difference between the fair market value of a share of Middlefield common stock on the date the SAR is exercised, on one hand, and the SAR’s exercise price on the other. The exercise price of an SAR may not be less than the fair market value of Middlefield common stock on the date the SAR is granted. In other words, an SAR ordinarily is intended to yield the same value on the date of exercise as a stock option, although SARs ordinarily are more likely to be settled in cash rather than stock and the exercise of an SAR does not require delivery of consideration by the award recipient. As an alternative to cash settlement of an SAR, the award agreement may permit or require a participant to receive common stock having an aggregate fair market value on the exercise date equal to the amount of cash the participant would have received had the SAR been exercised for cash instead of stock, with any fractional share settled in cash. In contrast to the typical stock option, the expense of SARs is accounted for using liability accounting if the SAR can be settled in cash. The accounting expense of a typical stock option is fixed at the date of grant by an estimate of the option’s value on that date. The expense associated with an SAR that may be settled in cash will vary with time as the value of the SAR varies, depending on changes in the value of Middlefield stock during the life of the SAR.

Restricted Stock. A restricted stock award is an award of common stock that is subject to transfer restrictions and subject to the risk of forfeiture if conditions specified in the award agreement are not satisfied by the end of a specified period. During the restriction period established by the Plan Committee, restricted stock is considered to be held in escrow and may not be sold, transferred, or hypothecated. Restricted stock will vest when the conditions to vesting stated in the award agreement are satisfied, and at that time the transfer restrictions and risk of forfeiture will lapse and the shares will be released to the participant. Restricted stock will be forfeited if the vesting conditions are not satisfied, and if that occurs the shares will again become available under the plan for future awards. Unless an award agreement for restricted stock specifies otherwise, a participant who holds restricted stock has the right to receive dividends or other distributions on the shares and the right to vote the shares during the restriction period. Dividends or other distributions payable in the form of stock would themselves be considered shares of restricted stock and would be subject to the same restrictions and conditions as the original restricted stock award.

If restricted stock awards are made, they are most likely to be made at no cost to the participant. However, the Plan Committee could make an award conditional upon the participant paying a purchase price for the shares of restricted stock, in addition to other conditions that may be imposed. Although the plan places no limitations on the conditions that may be imposed on restricted stock awards, we expect that the principal condition imposed would consist of a time-vesting feature, meaning the award recipient would become fully vested in and the owner of unencumbered shares of common stock if the participant remains employed with Middlefield or related entities for a specified period.

Restricted Stock Units. A restricted stock unit is an award of a contractual right to receive common stock in the future that is subject to transfer restrictions and subject to the risk of forfeiture if conditions specified in the award agreement are not satisfied by the end of a specified period. The Plan Committee may grant restricted stock unit awards with respect to such number of shares, and subject to such terms or conditions, as it may determine and specify in a Restricted Stock Unit Agreement. A participant who holds restricted stock units will not have the rights of a stockholder with respect to shares subject to the award unless and until such shares are issued; however, the Plan Committee may provide that the award will receive dividend equivalent rights. Generally, at the time of termination for any reason of a participant’s employment or other service relationship with Middlefield or one of the Middlefield’s related entities, the Middlefield unvested restricted stock units will be forfeited.

Performance Shares. Performance shares bear some similarities to restricted stock awards but also are distinct from restricted stock awards in some significant ways. Like the recipient of a restricted stock award, a performance share award recipient becomes fully vested in and acquires unencumbered ownership of shares if conditions imposed in the award agreement are satisfied by the end of the period specified in the award agreement. But as the name suggests, performance awards ordinarily become vested if and only if corporate goals or individual performance goals, or both, stated in the award agreement are satisfied by the end of the performance period, also specified in the award agreement. In contrast, and although this is not necessarily always the case, restricted stock awards ordinarily become vested with the mere passage of time, so long as the award recipient remains employed with the company that made the restricted stock award. In contrast to stock option awards and to a lesser degree restricted stock awards, which ordinarily have terms that are more or less uniform from one grant to the next and from one award recipient to the next, the terms of performance share awards can vary quite widely. Terms having to do with such things as performance criteria and the duration of the period in which performance is measured need not be uniform and are likely to be influenced by the particular award recipient’s responsibilities, Middlefield’s or a related entity’s corporate goals and operating results, and other factors. Virtually every term of performance share awards can be customized for individual award recipients, with the only common denominator being the right to become the owner of unencumbered shares of Middlefield common stock if the performance criteria are satisfied. The performance criteria may be based on one or more of the following factors –

net earnings or net income (before or after taxes)	productivity ratios

earnings per share	share price (including, but not limited to, growth measures and total stockholder return)

deposit or asset growth	expense targets

net operating income	credit quality

return measures (including return on assets and return on equity)	efficiency ratio

fee income	market share

earnings before or after taxes, interest, depreciation and/or amortization	customer satisfaction

interest spread	net income after cost of capital

The board may award restricted stock and restricted stock units to non-employee directors, but performance shares may be awarded solely to employees. If the Plan Committee makes performance share awards, it will establish the performance criteria, select the participants or class of participants to whom the performance criteria apply, and designate the period over which performance will be measured. Unless the associated award agreement specifies otherwise, a participant may not exercise voting rights over shares subject to a performance award. But shares subject to a performance award will be credited with an allocable portion of dividends and other distributions paid on common stock. Dividends and other distributions allocable to unvested performance shares will be held by Middlefield as escrow agent during the period in which satisfaction of the performance criteria is determined, without interest crediting or other accruals while held in escrow. If dividends or other distributions are paid in the form of shares of common stock, those shares would themselves be considered performance shares and would be subject to the same conditions and restrictions as the original performance share award.

The Plan Committee will make appropriate adjustments to performance criteria to account for the impact of a stock dividend or stock split affecting the common stock or a recapitalization, merger, consolidation, combination, spin-off, distribution of assets to stockholders, exchange of shares, or similar corporate change. Unless otherwise provided in the plan or an employee participant’s award agreement, at the end of the period in which satisfaction of the performance criteria is determined, the Plan Committee will certify that the employee has or has not satisfied the performance criteria. The shares will be forfeited if the performance criteria are not satisfied. If the performance criteria are satisfied, the shares of Middlefield common stock will be issued to the employee participant.

Other Stock-Based Awards. The Plan Committee may, subject to limitations under applicable law, grant such other awards under the plan that may be payable in, valued in whole or in part by reference to, or otherwise based on or related to stock, as deemed by the Plan Committee to be consistent with the purposes of the plan, including, without limitation, unrestricted stock awarded purely as a “bonus” and not subject to any restrictions or conditions, other rights convertible or exchangeable into stock, purchase rights for stock, awards with value and payment contingent upon performance of Middlefield or any other factors designated by the Plan Committee, and awards valued by reference to the performance of specified related parties of Middlefield. The Plan Committee will determine the terms and conditions of such awards at the date of grant or thereafter. Shares of stock delivered pursuant to an award in the nature of a purchase right will be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, stock or other property, as the Plan Committee may determine.

Effect of Termination of Service on Awards. Unless the participant’s award agreement provides otherwise, when a participant employee’s employment terminates or when a non-employee director participant’s service terminates the portion of any award held by the participant that is not exercisable is forfeited and the portion of any restricted stock award or performance share award that is unvested and held in escrow shall be forfeited. All NQSOs, SARs, and ISOs and other stock-based awards held by the participant that are exercisable shall be forfeited if not exercised before the earlier of the expiration date specified in the award agreement or 90 days after termination occurs. However, all of a participant’s outstanding awards are forfeited if the participant’s employment or director service terminates for cause or if in Middlefield’s judgment a basis for termination for cause exists, regardless of whether the awards are exercisable and regardless of whether the participant’s employment or director service actually terminates. Defined in section 11.1(b) of the 2017 Omnibus Equity Plan, the term “cause” includes a violation of Middlefield’s or a related entity’s code of ethics. However, shares of restricted stock or performance shares that have been released from escrow and distributed to the participant are not affected by a termination for cause.

Effect of a Change in Control. If a change in control of Middlefield occurs, the Plan Committee has broad authority and sole discretion to take actions it deems appropriate to preserve the value of participants’ awards. If a change in control occurs, the Plan Committee may for example –

•	accelerate the exercisability or vesting of any or all awards, despite any limitations stated in the plan or in an award agreement,

•	cancel any or all outstanding options, SARs, unvested restricted stock, unvested restricted stock units, performance share awards and other stock-based awards in exchange for the kind and amount of consideration that the holder of the award would have received upon consummation of the change in control transaction had the award been converted into Middlefield stock before the change in control (less the exercise price of the award),

•	convert any or all option, SAR, restricted stock, restricted stock units, performance share awards and other stock-based awards into the right to receive at exercise or vesting the kind and amount of consideration that the holder of the award would have received had the award been converted into Middlefield stock before the change in control (less the exercise price of the award), or

•	take such other action as it deems appropriate to preserve the value of the award to the participant.

The Plan Committee may provide for these results in advance in an award agreement or may provide for these results when a change in control actually occurs, or both. Alternatively, the Plan Committee also has the right to require the acquiring company in a change in control to take any of these actions.

Events that would constitute a change in control are defined in section 12.1 of the 2017 Omnibus Equity Plan, but the plan defers to any competing definition contained in another agreement to which a participant may be a party, such as a severance agreement that provides change-in-control benefits to a participant, or the competing definition contained in Code section 409A if that provision of the Federal tax code is deemed to apply to the participant’s award. In general, a change in control means one or more of the following events occur –

•	a change in the composition of Middlefield’s board of directors, after which the incumbent members of the board on the effective date of the 2017 Omnibus Equity Plan – including their successors whose election or nomination was approved by a vote of at least two-thirds of those incumbent directors and their successors – no longer represent a majority of the board

•	a person (other than persons such as related entities or benefit plans) becomes a beneficial owner of Middlefield securities representing 25% or more of the combined voting power of all securities eligible to vote for the election of directors, excepting business combinations after which Middlefield’s stockholders own more than 50% of the resulting company and except for stock issuances approved by incumbent directors and their successors

•	a merger, consolidation, share exchange, or similar form of business combination transaction requiring approval of Middlefield’s stockholders, excepting business combinations after which Middlefield’s stockholders own more than 50% of the resulting company

•	Middlefield’s stockholders approve a plan of complete liquidation or dissolution or sale of all or substantially all of Middlefield’s assets

Amendment, Modification, and Termination of Plan. The 2017 Omnibus Equity Plan was approved by Middlefield’s board of directors at its meeting on February 13, 2017. But the plan will not become effective unless it is also approved by Middlefield stockholders. If approved, the plan will remain in effect until the tenth anniversary of the date the plan was approved by the board.

Middlefield may terminate, suspend, or amend the plan at any time without stockholder approval, unless stockholder approval is necessary to satisfy applicable requirements of SEC Rule 16b-3, the Code, or any securities exchange, market, or other quotation system on which Middlefield’s securities are listed or traded. But no amendment of the plan may (x) result in the loss of a Plan Committee member’s status as a non-employee director as defined in SEC Rule 16b-3, (y) cause the plan to fail to satisfy the requirements of Rule 16b-3, or (z) adversely affect outstanding awards. However, Middlefield may amend the plan as necessary to comply with Code section 409A even if the amendment does adversely affect participants’ rights.

Transfers. Awards made under the plan generally are not transferable except as specified in the plan. During a participant’s lifetime, awards are exercisable solely by the participant or the participant’s guardian or legal representative. Plan awards may be transferred by will and by the laws of descent and distribution.

U.S. Federal Income Tax Consequences. The following discussion briefly summarizes the U.S. federal income and employment tax consequences relating to the 2017 Omnibus Equity Plan. This summary is based on existing provisions of the Code, final, temporary, and proposed Treasury Regulations promulgated under the Code, existing judicial decisions, and current administrative rulings and practice, all of which are subject to change, possibly retroactively. Included for general informational purposes only, this summary is not a complete description of the applicable U.S. federal income or employment tax laws and it does not address state or local tax consequences and other tax consequences. Each taxpayer should seek from an independent tax advisor advice based upon the taxpayer’s particular circumstances.

Generally, Middlefield will withhold from distributions under the plan the amount of cash or shares that it determines is necessary to satisfy applicable tax withholding obligations. Alternatively, Middlefield may require participants to pay to Middlefield the amount necessary to satisfy applicable tax withholding obligations.

Tax Consequences of ISOs. ISOs qualify for special treatment under Code section 422. A participant recognizes no income when an ISO is granted or exercised and Middlefield is entitled to no compensation deduction at either of those times. Also, ISOs are not subject to employment taxes. If a participant acquires Middlefield common stock by exercising an ISO and continues to hold that stock for one year or, if longer, until the second anniversary of the grant date, the amount the participant receives when he or she finally disposes of the stock – minus the exercise price – is taxed at long-term capital gain rates. This is referred to as a qualifying disposition. Middlefield is not entitled to a deduction for a qualifying disposition.

If a participant disposes of the common stock within one year after exercising the ISO or within two years after the grant date, this is referred to as a disqualifying disposition. When a disqualifying disposition occurs, the participant recognizes ordinary income equal to the excess of (x) the fair market value of the stock on the date the ISO is exercised, or the amount received on the disposition if less, over (y) the exercise price. Middlefield is entitled to a deduction equal to the income that the participant recognizes on the disqualifying disposition. Any increase in the value of the shares after the participant exercises the ISO is taxed at long-term or short-term capital gain rates, depending on whether the participant held the common stock for more than one year.

The rules that generally apply to ISOs do not apply when calculating any alternative minimum tax liability. When an ISO is exercised a participant must treat the excess, if any, of the fair market value of the stock on the date of exercise over the exercise price as a tax preference item for purposes of the alternative minimum tax. The rules affecting the application of the alternative minimum tax are complex and their effect depends on individual circumstances, including whether a participant has tax preference items other than those derived from ISOs.

Tax Consequences of NQSOs. NQSOs are not entitled to the special tax treatment granted to ISOs. Nevertheless, a participant recognizes no income when an NQSO is granted and Middlefield is entitled to no compensation deduction at that time. Unlike an ISO, when an NQSO is exercised the participant recognizes ordinary income equal to the excess of the stock’s fair market value on the date of exercise over the exercise price. Also unlike an ISO, this same amount is subject to employment taxes, including social security and Medicare taxes. If a participant uses common stock or a combination of common stock and cash to pay the exercise price of an NQSO, he or she will have ordinary income equal to the value of the excess of the number of shares of common stock that the participant purchases over the number he or she surrenders, less any cash the participant uses to pay the exercise price. This same amount is subject to employment taxes, including social security and Medicare taxes. When an NQSO is exercised, Middlefield is entitled to a deduction equal to the ordinary income that the participant recognizes.

A participant’s cost, also known as basis, for shares acquired by exercising an NQSO generally is the fair market value of the stock on the date the NQSO is exercised, recognizing that the participant is taxed at ordinary income rates at that time. And when the participant finally disposes of stock acquired by exercising an NQSO, the participant will have a long-term capital gain or loss or a short-term capital gain or loss, depending on whether the participant held the stock after option exercise for more than one year and whether the sale price exceeds the participant’s cost basis.

Tax Consequences of SARs. A participant recognizes no income when an SAR is granted. Likewise, Middlefield is entitled to no compensation deduction at that time. But when an SAR is exercised, the participant recognizes ordinary income equal to the cash received upon exercise, or the fair market value of the stock received at exercise if the SAR is settled with stock. Middlefield is entitled to a compensation deduction equal to the ordinary income that the participant recognizes. Also, the same amount is subject to employment taxes, including social security and Medicare taxes. If the SAR is settled with stock, the participant will have a long-term or short-term capital gain or loss when he or she finally disposes of the stock, depending on whether the participant held the stock for more than one year after the SAR was exercised and depending on the price at which the stock is sold.

Tax Consequences of Restricted Stock. Unless a participant makes an election under Code section 83(b) to recognize taxable income, a participant generally does not have taxable income when restricted stock is granted. Likewise, Middlefield is not entitled to a compensation deduction at that time. Instead, a participant recognizes ordinary income when the shares of restricted stock vest, meaning when the shares are no longer subject to a substantial risk of forfeiture. The income recognized at that time is equal to the fair market value of the stock the participant receives when the restrictions lapse, less any consideration paid for the restricted stock. Middlefield generally is entitled to a deduction equal to the income that the participant recognizes. Also, the same amount is subject to employment taxes, including social security and Medicare taxes. When a participant finally disposes of restricted stock that has become vested, the participant will have a long-term or short-term capital gain or loss, depending on whether the participant held the shares for more than one year after the restricted stock vested and depending on the sale price.

If a participant makes an election under Code section 83(b), the participant recognizes ordinary income on the grant date equal to the fair market value of the shares of restricted stock on the grant date. Middlefield is entitled to a deduction equal to the income that the participant recognizes at that time. Also, the same amount is subject to employment taxes, including social security and Medicare taxes. However, the participant recognizes no income when the restrictions finally lapse. If a participant becomes vested in the shares, any appreciation between the grant date and the date the participant disposes of the shares is treated as a long-term or short-term capital gain or loss, depending on whether he or she held the shares for more than one year after the grant date and depending on the sale price. If a participant forfeits restricted stock, the participant cannot take a tax deduction for that forfeiture.

Tax Consequences of Performance Shares, Restricted Stock Units and Other Stock-Based Awards. With respect to performance share awards, restricted stock units and other stock-based awards, a participant recognizes no taxable income when he or she receives any such award and Middlefield is entitled to no compensation deduction at that time. However, when a participant satisfies the conditions imposed on the award he or she must recognize ordinary income equal to the cash or the fair market value of the common stock he or she receives. Also, the same amount is subject to employment taxes, including social security and Medicare taxes. Middlefield generally is entitled to a compensation deduction equal to the income that the participant recognizes. The participant will thereafter have a long-term or short-term capital gain or loss when he or she finally disposes of any common stock acquired in settlement of such an award, depending on whether the participant held the shares for more than one year after they were issued and depending on the price at which the shares are sold.

Code Section 162(m). Code section 162(m) imposes an annual $1,000,000 limit on the tax deduction allowable for compensation paid in any one year to a “covered employee” of a public corporation, with an exception for compensation that constitutes so-called performance-based compensation. For purposes of section 162(m), covered employees include the chief executive officer and our three other most highly compensated executive officers as of the last day of the taxable year other than our chief financial officer. To qualify as performance-based compensation, performance goals must be determined by a committee consisting solely of two or more outside directors, the material terms of the performance-based compensation must be disclosed to and approved in advance by the company’s stockholders, and before any payment of performance-based compensation is made the committee must certify that the performance goals and other material terms were in fact satisfied. For grants other than options and SARs to qualify as performance-based compensation, the granting, issuance, vesting, or retention of the grant must be contingent upon satisfying one or more performance criteria. Stock options and SARs may be treated as performance-based compensation if the exercise price is at least equal to the fair market value of the stock on the grant date and if the plan states the maximum number of shares acquirable under options or SARs granted to any one individual in any single year. We expect that stock options as well as awards with a performance component generally will satisfy the requirements for performance-based compensation under section 162(m), but the Plan Committee will have authority to grant non-performance-based awards, including restricted stock awards.

Performance share awards may be made in a manner that qualifies as performance-based compensation under Code section 162(m) in the case of awards to Middlefield’s Chief Executive Officer and its four other most highly compensated executives. To ensure compliance with section 162(m), (x) the applicable performance criteria for performance-based compensation such as performance share awards must be established in the associated award agreement as soon as administratively practicable, but no later than the earlier of 90 days after the beginning of the applicable performance period and the expiration of 25% of the applicable performance period and (y) vesting will be contingent on satisfaction of the performance criteria outlined in this proxy statement’s discussion of performance share awards. The Plan Committee may make appropriate adjustments to performance criteria to reflect a substantive change in an employee’s job description or assigned duties and responsibilities. Vesting of performance share awards made to other employees need not comply with the requirements of Code section 162(m), but nevertheless we expect that performance share awards to those other employees will be based on similar performance criteria.

Code Sections 280G and 4999. Code sections 280G and 4999 impose penalties on persons who pay and persons who receive so-called excess parachute payments. A parachute payment is the value of any amount that is paid to company officers on account of a change in control. If total parachute payments from all sources – including but not limited to stock-based compensation plans – equal or exceed three times an officer’s base amount, meaning his or her five-year average taxable compensation, a portion of the parachute payments will constitute an excess parachute payment. Because of Code section 4999 the officer must pay an excise tax equal to 20% of the total excess parachute payments. This tax is in addition to other federal, state, and local income, wage, and employment taxes imposed on the individual’s change-in-control payments. Moreover, because of section 280G the company paying the compensation is unable to deduct the excess parachute payment, and the $1,000,000 limit on deductible compensation under Code section 162(m) is reduced by the amount of the excess parachute payment.

Benefits to which participants are entitled under the 2017 Omnibus Equity Plan and associated award agreements could constitute parachute payments under sections 280G and 4999 if a change in control of Middlefield occurs. If this happens, the value of each participant’s parachute payment arising under the 2017 Omnibus Equity Plan must be combined with other parachute payments the same participant may be entitled to receive under other agreements or plans with Middlefield or a related entity, such as an employment agreement or a severance agreement.

Code Section 409A. Section 409A regulates the treatment for Federal income tax purposes of amounts deferred under so-called nonqualified deferred compensation plans. Section 409A includes a broad definition of nonqualified deferred compensation plans, which may extend to various types of awards granted under the 2017 Omnibus Equity Plan. The proceeds of any grant that is subject to section 409A are subject to a 20% excise tax if those proceeds are distributed before the recipient separates from service or before the occurrence of other specified events such as death, disability, or a change of control, all as defined in section 409A. The Plan Committee intends to administer the plan to avoid or minimize the impact of section 409A, which is borne principally by the employee, not the employer. If necessary, the Plan Committee will amend the plan to comply with section 409A. By accepting an award, a participant agrees that the Plan Committee (or Middlefield’s board of directors, as appropriate) may amend the plan and the award agreement without any additional consideration if necessary to avoid penalties arising under section 409A, even if the amendment reduces, restricts, or eliminates rights that were granted under the plan, the award agreement, or both before the amendment.

ANY U.S. FEDERAL TAX ADVICE CONTAINED IN THE PRECEDING SUMMARY IS NOT INTENDED OR WRITTEN BY THE PREPARER OF SUCH ADVICE TO BE USED, AND IT CANNOT BE USED BY THE RECIPIENT, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON THE RECIPIENT. THIS DISCLOSURE IS INTENDED TO SATISFY U.S. TREASURY DEPARTMENT REGULATIONS.

PROPOSAL FOUR – ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are subject to section 14A of the Securities Exchange Act of 1934, which requires that we provide to our shareholders the opportunity to vote on the compensation of the executive officers named in the Summary Compensation Table. Commonly known as a say-on-pay vote, the shareholder vote required by section 14A is an advisory vote, which means that the vote is not binding on us, on our board of directors, or on the Compensation Committee. The say-on-pay vote is intended to be a vote on the executive officer compensation that is disclosed in this proxy statement in accordance with the disclosure rules of the Securities and Exchange Commission.

The goals of our compensation arrangements are to provide fair and competitive compensation, to provide compensation that promotes the hiring and retention of the most talented personnel, to create incentives for and to reward superior performance, and to align the interests of our officers and employees with the interests of shareholders. The Compensation Committee and the board believe that Middlefield’s compensation arrangements are designed to achieve these goals and that the compensation arrangements reward performance promoting our long-term prosperity. Our compensation arrangements are continually evolving and are and will remain subject to ongoing review and evaluation by the board and by the Compensation Committee. Accordingly, we ask our shareholders to vote on the following resolution at the 2017 Annual Meeting:

“RESOLVED, that the compensation paid to the company’s named executive officers, as disclosed in Middlefield Banc Corp.’s Proxy Statement for the 2017 Annual Meeting in compliance with Item 402 of the Securities and Exchange Commission’s Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

Approval of a majority of the votes cast will constitute approval of this proposal to approve the named executive officer compensation disclosed in this proxy statement. An abstention or broker non-vote is not counted as a vote cast, and as a result will have no effect on the vote to approve the proposal. A proxy that does not specify voting instructions will be voted in favor of this non-binding, advisory proposal. Although the results of the say-on-pay vote will not be binding on us, we expect to take the results into account in future compensation decisions.

The Board of Directors recommends that you vote “FOR” approval of the compensation of our named executive officers, as disclosed in this proxy statement

PROPOSAL FIVE – RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

Middlefield’s independent auditor for the year ended December 31, 2016 was S.R. Snodgrass, P.C. The Audit Committee selected S.R. Snodgrass, P.C. to be Middlefield’s independent auditor for the fiscal year ending December 31, 2017 as well. We expect one or more representatives of S.R. Snodgrass, P.C. to be present at the annual meeting. The representative of S.R. Snodgrass, P.C. will have the opportunity to make a statement if desired, and will be available to respond to appropriate questions.

For services in fiscal years ended December 31, 2016 and December 31, 2015, we paid S.R. Snodgrass, P.C. as follows –

	2016	2015
Audit Fees (1)	$124,435	$108,456
Audit-Related Fees	$10,101	$0
Tax Fees (2)	$11,595	$15,500
All Other Fees (3)	$38,735	$37,692

	$184,866	$161,648

(1)	Audit fees consist of fees for professional services rendered for the audit of Middlefield’s financial statements and review of financial statements included in Middlefield’s quarterly reports.
(2)	Tax service fees include fees for calculation of quarterly estimated taxes and for preparation of corporate income tax and franchise tax returns.
(3)	Other services include assisting in compliance audits related to BSA/OFAC/AML/USA PATRIOT Acts and ACH and assisting in the evaluation of the charter consolidation.

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services, and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

Auditor Independence. The Audit Committee believes that the non-audit services provided by S.R. Snodgrass, P.C. are compatible with maintaining the auditor’s independence. To the best of Middlefield’s knowledge, none of the time devoted by S.R. Snodgrass, P.C. on its engagement to audit Middlefield’s financial statements for the year ended December 31, 2016 is attributable to work performed by persons other than full-time, permanent employees of S.R. Snodgrass, P.C.

The Board of Directors recommends a vote “FOR” ratification of the appointment of S.R. Snodgrass, P.C. as Middlefield’s independent auditor for the fiscal year ending December 31, 2017.

EXECUTIVE OFFICERS

There are no family relationships among any of Middlefield’s directors or executive officers. Executive officers who do not also serve as directors are –

Name	Age	Principal Occupation in the Last 5 Years

David G. Dalessandro	60	Mr. Dalessandro is Senior Vice President/Chief Credit Officer for The Middlefield Banking Company. Prior to joining the bank in July 2014, he was Senior Vice President and Director of Credit Audit with PNC Financial Services group. Mr. Dalessandro has also served as an Examiner with the Federal Reserve Bank of Cleveland. He is a graduate of Pennsylvania State University with a B.S. degree in Accounting and Youngstown State University with an Executive M.B.A. Mr. Dalessandro is also a Certified Public Accountant (inactive).

Courtney M. Erminio	35	Serving as Senior Vice President – Risk Officer, Ms. Erminio joined The Middlefield Banking Company in June 2010. Prior thereto, she was on the internal audit staff of Crowe Horwath LLP. Ms. Erminio is a graduate of the University of Akron, holding a B.S. degree in Business Administration/Finance.

Teresa M. Hetrick	53	Ms. Hetrick is Executive Vice President – Operations/Administration. Ms. Hetrick served as Vice President and Secretary of First County Bank in Chardon, Ohio before joining The Middlefield Banking Company in December 1996.

Name	Age	Principal Occupation in the Last 5 Years

Eric P. Hollinger	55	Mr. Hollinger is the Executive Vice President/Senior Lender for The Middlefield Banking Company. Prior to joining the bank in 2013, he was a Senior Vice President/Commercial Lender for FirstMerit Bank. Mr. Hollinger holds a B.S. degree in Business Administration/Marketing from Bowling Green State University and an M.B.A. from Case Western Reserve University.

Charles O. Moore	55	Mr. Moore joined The Middlefield Banking Company in January 2016 as President – Central Ohio Region. With over 25 years of banking experience, most recently Mr. Moore served as Executive Vice President, Chief Risk and Consumer Lending Officer, of Delaware County Bank in Delaware, Ohio. He has also served as President of Regency Finance Company, a subsidiary of F.N.B. Corporation, and as an executive with U.S. Bank and Banc One. He is a veteran of the U.S. Marine Corps and the U.S. Army National Guard. He is a graduate of Ohio Dominican College and the University of the State of New York. Mr. Moore was formerly the Deputy Superintendent of Consumer Finance and Consumer Affairs for the State of Ohio Division of Financial Institutions. He is currently on the boards of the Ohio Mortgage Bankers Association, the Ohio Dominican College Patriots and Finance curriculum, the Central Ohio Symphony Orchestra, and the Delaware County United Way.

Donald L. Stacy	63	Mr. Stacy joined The Middlefield Banking Company in August 1999 and serves as its Executive Vice President and Chief Financial Officer. Mr. Stacy also is a director, Vice President, and Treasurer of EMORECO, Inc. On October 30, 2000, he was appointed as the Treasurer and Chief Financial Officer of Middlefield and presently serves as its Senior Vice President/Treasurer and Chief Financial Officer. He previously served for 20 years with Security Dollar Bank and Security Financial Corp. in Niles, Ohio, where he was Senior Vice President and Treasurer.

Alfred F. Thompson, Jr.	57	Mr. Thompson is The Middlefield Banking Company’s Vice President/Loan Administration and a director and Vice President of EMORECO, Inc. Mr. Thompson has been with The Middlefield Banking Company since March 1996. He was promoted from loan officer to Assistant Vice President in 1997, and promoted again to his current position in 1998. Before joining The Middlefield Banking Company, Mr. Thompson served as Loan Officer in the Small Business Group of National City Bank, Northeast.

SHAREHOLDER PROPOSALS

Shareholders desiring to submit proposals for inclusion in Middlefield’s proxy materials for the 2018 annual meeting must submit the proposals to Middlefield at its executive offices no later than December 5, 2017. We will not include in our proxy statement or form of proxy for the 2018 annual meeting a shareholder proposal that is received after that date or that otherwise fails to meet requirements for shareholder proposals established by SEC regulations.

If a shareholder intends to present a proposal at the 2018 annual meeting without seeking to include the proposal in Middlefield’s proxy materials for that meeting, the shareholder must give advance notice to Middlefield. According to Article I, section 8, of Middlefield’s regulations, the shareholder must give notice at least 60 days but no more than 120 days before the date in 2018 corresponding to the mailing date of this proxy statement for the 2017 annual meeting. This proxy statement is being mailed to shareholders on or about April 4, 2017. Accordingly, a shareholder who desires to present a proposal at the 2018 annual meeting without seeking to include the proposal in Middlefield’s proxy materials for that meeting should provide notice of the proposal to Middlefield no earlier than December 5, 2017 and no later than February 3, 2018. If the shareholder fails to do so, Middlefield’s management will be entitled to use their discretionary voting authority on that proposal, without any discussion of the matter in Middlefield’s proxy materials. Shareholders who desire to submit a proposal for the 2018 annual meeting without seeking to include the proposal in Middlefield’s proxy materials for that meeting should refer to Article I, section 8, of Middlefield’s regulations for information concerning the procedures for submitting proposals, including information required to be provided by shareholders submitting proposals.

OTHER MATTERS

The persons named in the proxy will vote all properly executed proxies. If a shareholder specifies a choice for a proposal to be acted upon, the proxy will be voted in accordance with his or her specifications. If no choice is specified, the proxy will be voted FOR election of the nominees identified herein, FOR approval of the 2017 Omnibus Equity Plan, FOR approval of the executive compensation disclosed in this proxy statement, and FOR ratification of Middlefield’s independent auditor.

The proxy is solicited by Middlefield, conferring discretionary authority to vote on any matters properly presented at the annual meeting or any adjournments thereof. We are not aware of any business to be presented at the meeting other than the business described in this proxy statement. If any matter not set forth in the Notice of Annual Meeting of Shareholders is properly presented at the 2017 annual meeting, the persons named as proxies will vote thereon in accordance with their best judgment.

We mailed our 2016 Annual Report to persons who, as of the March 21, 2017 record date, were shareholders on that date. Additional copies may be obtained without charge by written request. We file periodic reports and other information with the SEC under the Securities Exchange Act of 1934. Copies of the public portions of reports to the SEC may be inspected and copied at the headquarters of the SEC, 450 Fifth Street, NW, Washington, D.C. 20549. The SEC maintains an Internet web site containing reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC. The address of that site is http://www.sec.gov.

If you and others who share your address own your shares in street name, your broker or other holder of record may be sending one copy only of the annual report and proxy statement to your address. Known as “householding,” this practice reduces Middlefield’s printing and postage costs. However, if you wish to receive a separate annual report or proxy statement in the future, you should contact your broker or other holder of record. If you own your shares in street name and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record. Shareholders who share an address to which a single annual report or proxy statement is delivered may orally or in writing request a separate copy of the annual report or proxy statement. Middlefield will deliver the separate annual report or proxy statement promptly at your request.

We will furnish a copy of our Form 10-K Annual Report for the year ended December 31, 2016 without charge to shareholders upon written request to: Mr. Donald L. Stacy, Chief Financial Officer, Middlefield Banc Corp., 15985 East High Street, P.O. Box 35, Middlefield, Ohio 44062.

APPENDIX A

2017 OMNIBUS EQUITY PLAN

MIDDLEFIELD BANC CORP.

ARTICLE 1

PURPOSE AND EFFECTIVE DATE

1.1 Purpose. The purpose of this 2017 Omnibus Equity Plan of Middlefield Banc Corp. is to promote the long-term financial success of Middlefield Banc Corp., increasing stockholder value by providing employees and directors the opportunity to acquire an ownership interest in Middlefield Banc Corp. and enabling Middlefield Banc Corp. and its related entities to attract and retain the services of the employees and directors upon whom the successful conduct of Middlefield Banc Corp.’s business depends.

1.2 Effective Date. This Plan shall be effective when it is adopted by Middlefield Banc Corp.’s board of directors and approved thereafter by the affirmative vote of Middlefield Banc Corp. stockholders in accordance with applicable rules and procedures, including those in Internal Revenue Code section 422 and Treasury Regulation section 1.422-3. Any award granted under this Plan before stockholder approval shall be null and void if stockholders do not approve the Plan within 12 months after the Plan’s adoption by Middlefield Banc Corp.’s board of directors. Subject to Article 13, the Plan shall continue until the tenth anniversary of the date it is approved by Middlefield Banc Corp.’s board of directors.

ARTICLE 2

DEFINITIONS

2.1 Award means a grant of (a) the right under Article 6 to purchase Middlefield Banc Corp. common stock at a stated price during a specified period of time (an “Option”), which Option may be (x) an Incentive Stock Option that on the date of the Award is identified as an Incentive Stock Option, satisfies the conditions imposed under Internal Revenue Code section 422, and is not later modified in a manner inconsistent with Internal Revenue Code section 422 or (y) a Nonqualified Stock Option, meaning any Option that is not an Incentive Stock Option, or (b) Restricted Stock or Restricted Stock Unit, meaning a share of Middlefield Banc Corp. common stock granted to a Participant contingent upon satisfaction of conditions described in Article 7, or (c) Performance Shares, meaning shares of Middlefield Banc Corp. common stock granted to a Participant contingent upon satisfaction of conditions described in Article 8, or (d) a Stock Appreciation Right or “SAR,” meaning an Award granted under Article 9 and consisting of the potential appreciation of the shares of Middlefield Banc Corp. common stock underlying the Award.

2.2 Award Agreement means the written or electronic agreement between Middlefield Banc Corp. and each Participant containing the terms and conditions of an Award and the manner in which it will or may be settled if earned. If there is a conflict between the terms of this Plan and the terms of the Award Agreement, the terms of this Plan shall govern.

2.3 Covered Officer means those Employees whose compensation is or likely will be subject to limited deductibility under Internal Revenue Code section 162(m) as of the last day of any calendar year.

2.4 Director means a person who, on the date an Award is made to him or to her, is not an Employee but who is a member of Middlefield Banc Corp.’s board of directors, a member of the board of directors of a Related Entity, or a member of the governing body of any unincorporated Related Entity. A Director’s status shall be determined as of the date an Award is made to him or to her.

2.5 Employee means any person who, on any applicable date, is a common law employee of Middlefield Banc Corp. or a Related Entity. A worker who is not classified as a common law employee but who is subsequently reclassified as a common law employee for any reason and on any basis shall be treated as a common law employee solely from the date reclassification occurs. Reclassification shall not be applied retroactively for any purpose of this Plan.

2.6 Exercise Price means the amount, if any, a Participant must pay to exercise an Award.

2.7 Fair Market Value means the value of one share of Middlefield Banc Corp. common stock, determined according to the following rules: (x) if Middlefield Banc Corp. common stock is traded on an exchange or on an automated quotation system giving closing prices, the reported closing price on the relevant date if it is a trading day and otherwise on the next trading day, (y) if Middlefield Banc Corp. common stock is traded over-the-counter with no reported closing price, the mean between the highest bid and the lowest asked prices on that quotation system on the relevant date if it is a trading day and otherwise on the next trading day, or (z) if neither clause (x) nor clause (y) applies, the fair market value as determined by the Plan Committee in good faith and, for Incentive Stock Options, consistent with the rules prescribed under Internal Revenue Code section 422.

2.8 Internal Revenue Code means the Internal Revenue Code of 1986, as amended or superseded after the date this Plan becomes effective under section 1.2, and any applicable rulings or regulations issued under the Internal Revenue Code of 1986.

2.9 Middlefield Banc Corp. means Middlefield Banc Corp., an Ohio corporation. Except for purposes of determining whether a Change in Control has occurred (according to Article 12), the term Middlefield Banc Corp. also means any corporation or entity that is a successor to Middlefield Banc Corp. or substantially all of its assets and that assumes the obligations of Middlefield Banc Corp. under this Plan by operation of law or otherwise.

2.10 Non-Employee Director means a director of Middlefield Banc Corp. who is not an active employee of Middlefield Banc Corp. (as defined in Rule 16b-3 under the Securities Exchange Act of 1934).

2.11 Other Stock-Based Award means an Award under Article 10 of this Plan that is valued in whole or in part by reference to, or is payable in or valued by shares of common stock.

2.12 Participant means an Employee or Director to whom an Award is granted, for as long as the Award remains outstanding.

2.13 Plan means this 2017 Omnibus Equity Plan of Middlefield Banc Corp., as amended from time to time.

2.14 Plan Committee means a committee of Middlefield Banc Corp.’s board of directors consisting entirely of individuals (w) who are outside directors as defined in Treasury Regulation section 1.162-27(e)(3)(i), (x) who are non-employee directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, (y) who do not receive remuneration from Middlefield Banc Corp. or any Related Entity in any capacity other than as a director, except as permitted under Treasury Regulation section 1.162-27(e)(3), and (z) who are independent directors within the meaning of The Nasdaq Stock Market, Inc.’s rules. The Plan Committee shall consist of at least three individuals.

2.15 Plan Year means Middlefield Banc Corp.’s fiscal year.

2.16 Related Entity means an entity that is or becomes related to Middlefield Banc Corp. through common ownership, as determined under Internal Revenue Code section 414(b) or (c) but modified as permitted under Treasury Regulation section 1.409A-1(b)(5)(iii)(E) and any successor to those regulations.

2.17 Restricted Stock means shares of common stock subject to certain restrictions granted pursuant to Article 7 of the Plan.

2.18 Restricted Stock Unit means the right granted pursuant to Article 7 hereof to receive shares of common stock at the end of a specified restricted period (or periods) of time and/or upon attainment of specified performance objectives.

ARTICLE 3

PARTICIPATION

3.1 Awards to Employees. Consistent with the terms of the Plan and subject to section 3.3, the Plan Committee alone shall decide which Employees will be granted Awards, shall specify the types of Awards granted to Employees, and shall determine the terms upon which Awards are granted and may be earned. The Plan Committee may establish different terms and conditions for each type of Award granted to an Employee and for each Employee receiving the same type of Award, regardless of whether the Awards are granted at the same or different times. The Plan Committee shall have exclusive authority to determine whether an Award qualifies or is intended to qualify for the exemption from the deduction limitations of Internal Revenue Code section 162(m) for performance-based compensation.

3.2 Awards to Directors. Consistent with the terms of the Plan and subject to section 3.3, Middlefield Banc Corp.’s board of directors alone may grant to Directors Nonqualified Stock Options under section 6.1, Restricted Stock under section 7.1, and Other Stock-Based Awards under Article 10.

3.3 Conditions of Participation. By accepting an Award, each Employee and Director agrees (x) to be bound by the terms of the Award Agreement and the Plan and to comply with other conditions imposed by the Plan Committee, and (y) that the Plan Committee (or Middlefield Banc Corp.’s board of directors, as appropriate) may amend the Plan and the Award Agreements without any additional consideration if necessary to avoid penalties arising under Internal Revenue Code section 409A, even if the amendment reduces, restricts, or eliminates rights that were granted under the Plan, the Award Agreement, or both before the amendment.

ARTICLE 4

ADMINISTRATION

4.1 Duties. The Plan Committee is responsible for administering the Plan and shall have all powers appropriate and necessary for that purpose. Consistent with the Plan’s objectives, Middlefield Banc Corp.’s board of directors and the Plan Committee may adopt, amend, and rescind rules and regulations relating to the Plan to protect Middlefield Banc Corp.’s and Related Entities’ interests. Consistent with the Plan’s objectives, Middlefield Banc Corp.’s board of directors and the Plan Committee shall have complete discretion to make all other decisions necessary or advisable for the administration and interpretation of the Plan. Actions of Middlefield Banc Corp.’s board of directors and the Plan Committee shall be final, binding, and conclusive for all purposes and upon all persons.

4.2 Delegation of Duties. In its sole discretion, Middlefield Banc Corp.’s board of directors and the Plan Committee may delegate ministerial duties associated with the Plan to any person that it deems appropriate, including an Employee. However, neither Middlefield Banc Corp.’s board of directors nor the Plan Committee shall delegate a duty it must discharge to comply with the conditions for exemption of performance-based compensation from the deduction limitations of section 162(m).

4.3 Award Agreement. As soon as administratively practical after the date an Award is made, the Plan Committee or Middlefield Banc Corp.’s board of directors shall prepare and deliver an Award Agreement to each affected Participant. The Award Agreement shall –

(a) describe the terms of the Award, including the type of Award and when and how it may be exercised or earned,

(b) state the Exercise Price, if any, associated with the Award,

(c) state how the Award will or may be settled,

(d) if different from the terms of the Plan, describe (x) any conditions that must be satisfied before the Award is earned or may be exercised, (y) any objective restrictions placed on the Award and any performance-related conditions and performance criteria that must be satisfied before those restrictions will be released, and (z) any other applicable terms and conditions affecting the Award.

4.4 Restriction on Repricing. Regardless of any other provision of this Plan or an Award Agreement, neither Middlefield Banc Corp.’s board of directors nor the Plan Committee may reprice (as defined under rules of the New York Stock Exchange or The Nasdaq Stock Market) any Award unless the repricing is approved in advance by Middlefield Banc Corp.’s stockholders acting at a meeting.

ARTICLE 5

LIMITS ON STOCK SUBJECT TO AWARDS

5.1 Number of Authorized Shares of Stock. With any adjustments required by section 5.4, the maximum number of shares of Middlefield Banc Corp. common stock that may be subject to Awards under this Plan is 224,000. The shares of Middlefield Banc Corp. common stock to be delivered under this Plan may consist in whole or in part of treasury stock or authorized but unissued shares not reserved for any other purpose.

5.2 Award Limits and Annual Participant Limits. (a) Award Limits. Of the shares authorized under section 5.1, up to 112,000 may be reserved for issuance under Incentive Stock Options.

(b) Annual Participant Limits. The aggregate number of shares of Middlefield Banc Corp. common stock underlying Awards granted under this Plan to an individual Participant who is other than a Non-Employee Director in any Plan Year (including but not limited to Options and SARs), regardless of whether the Awards are thereafter canceled, forfeited, or terminated, shall not exceed 22,400 shares. This annual limitation is intended to include the grant of all Awards, including but not limited to Awards representing performance-based compensation described in Internal Revenue Code section 162(m)(4)(C).

(c) Awards to Directors. The aggregate number of shares of Middlefield Banc Corp. common stock underlying Awards granted under this plan to any one Non-Employee Director in any Plan Year (including but not limited to Options and SARs), regardless of whether the Awards are thereafter canceled, forfeited, or terminated, shall not exceed 1,500 shares.

5.3 Share Accounting. (a) As appropriate, the number of shares of Middlefield Banc Corp. common stock available for Awards under this Plan shall be conditionally reduced by the number of shares of Middlefield Banc Corp. common stock subject to outstanding Awards, including the full number of shares underlying SARs.

(b) As appropriate, the number of shares of Middlefield Banc Corp. common stock available for Awards under this Plan shall be absolutely reduced by (x) the number of shares of Middlefield Banc Corp. common stock issued through Option exercises, (y) the number of shares of Middlefield Banc Corp. common stock issued because of satisfaction of the terms of an Award Agreement for Performance Shares or Restricted Stock that, by the terms of the applicable Award Agreement, are to be settled in shares of Middlefield Banc Corp. common stock, and (z) by the full number of shares of Middlefield Banc Corp. common stock underlying an earned and exercised SAR.

(c) As appropriate, shares of Middlefield Banc Corp. common stock subject to an Award that for any reason is forfeited, cancelled, terminated, relinquished, exchanged, or otherwise settled without the issuance of Middlefield Banc Corp. common stock or without payment of cash equal to its Fair Market Value or the difference between the Award’s Fair Market Value and its Exercise Price, if any, may again be granted under the Plan. If the Exercise Price of an Award is paid in shares of Middlefield Banc Corp. common stock, the shares received by Middlefield Banc Corp. shall not be added to the maximum aggregate number of shares of Middlefield Banc Corp. common stock that may be issued under section 5.1.

5.4 Adjustment in Capitalization. If after the date this Plan becomes effective under section 1.2 there is a stock dividend or stock split, recapitalization (including payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to stockholders, exchange of shares or other similar corporate change affecting Middlefield Banc Corp. common stock, then consistent with the applicable provisions of Internal Revenue Code sections 162(m), 409A, 422, and 424 and associated regulations and to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, the Plan Committee shall, in a manner the Plan Committee considers equitable, adjust (w) the number of Awards that may be granted to Participants during a Plan Year, (x) the aggregate number of shares available for Awards under section 5.1 or subject to outstanding Awards, as well as any share-based limits imposed under this Plan, (y) the respective Exercise Price, number of shares, and other limitations applicable to outstanding or subsequently granted Awards, and (z) any other factors, limits, or terms affecting any outstanding or subsequently granted Awards.

ARTICLE 6

OPTIONS

6.1 Grant of Options. Subject to Article 11 and the terms of the Plan and the associated Award Agreement, at any time during the term of this Plan the Plan Committee may grant Incentive Stock Options and Nonqualified Stock Options to Employees and Middlefield Banc Corp.’s board of directors may grant Nonqualified Stock Options to Directors. Unless an Award Agreement provides otherwise, Options awarded under this Plan are intended to satisfy the requirements for exclusion from coverage under Internal Revenue Code section 409A. All Option Award Agreements shall be construed and administered consistent with that intention.

6.2 Exercise Price. Except as necessary to implement section 6.6, each Option shall have an Exercise Price per share at least equal to the Fair Market Value of a share of Middlefield Banc Corp. common stock on the date of grant, meaning the closing price on the date of grant if Middlefield Banc Corp. common stock is traded on an exchange or on an automated quotation system giving closing prices (or the closing price on the next trading day if the grant date is not a trading day). However, the Exercise Price per share of an Incentive Stock Option shall be at least 110% of the Fair Market Value of a share of Middlefield Banc Corp. common stock on the date of grant for any Incentive Stock Option issued to an Employee who, on the date of grant, owns (as defined in Internal Revenue Code section 424(d)) Middlefield Banc Corp. common stock possessing more than 10% of the total combined voting power of all classes of stock (or the combined voting power of any Related Entity), determined according to rules issued under Internal Revenue Code section 422.

6.3 Exercise of Options. Subject to Article 11 and any terms, restrictions, and conditions specified in the Plan and unless specified otherwise in the Award Agreement, Options shall be exercisable at the time or times specified in the Award Agreement, but (x) no Incentive Stock Option may be exercised more than ten years after it is granted, or more than five years after it is granted in the case of an Incentive Stock Option granted to an Employee who on the date of grant owns (as defined in Internal Revenue Code section 424(d)) Middlefield Banc Corp. common stock possessing more than 10% of the total combined voting power of all classes of stock or the combined voting power of any Related Entity, determined under rules issued under Internal Revenue Code section 422, (y) no Nonqualified Stock Option granted to a Director shall be exercisable more than ten years after it is granted, and (z) Nonqualified Stock Options not granted to Directors shall be exercisable for the period specified in the Award Agreement, but not more than ten years after the grant date if no period is specified in the Award Agreement.

6.4 Incentive Stock Options. Despite any provision in this Plan to the contrary –

(a) no provision of this Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be exercised, in a manner that is inconsistent with Internal Revenue Code section 422 or, without the consent of the affected Participant, to cause any Incentive Stock Option to fail to qualify for the federal income tax treatment provided by Internal Revenue Code section 421,

(b) the aggregate Fair Market Value of the Middlefield Banc Corp. common stock (determined as of the date of grant) for which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year under all stock option plans of Middlefield Banc Corp. and all Related Entities shall not exceed $100,000 (or other amount specified in Internal Revenue Code section 422(d)), determined under rules issued under Internal Revenue Code section 422, and

(c) no Incentive Stock Option shall be granted to a person who is not an Employee on the grant date.

6.5 Exercise Procedures and Payment for Options. The Exercise Price associated with each Option must be paid according to procedures described in the Award Agreement. These procedures may allow either or both of the following payment methods: (x) payment in cash or a cash equivalent or (y) surrender by the Participant of unrestricted shares of Middlefield Banc Corp. common stock he or she has owned for at least six months before the exercise date as partial or full payment of the Exercise Price, either by actual delivery of the shares or by attestation, with each share valued at the Fair Market Value of a share of Middlefield Banc Corp. common stock on the exercise date. In its sole discretion the Plan Committee may withhold its approval for any method of payment for any reason, including but not limited to concerns that the proposed method of payment will result in adverse financial accounting treatment, adverse tax treatment for Middlefield Banc Corp. or the Participant, or a violation of the Sarbanes-Oxley Act of 2002, as amended from time to time, and related regulations and guidance. A Participant may exercise an Option solely by sending to the Plan Committee or its designee a completed exercise notice in the form prescribed by the Plan Committee along with payment, or designation of an approved payment procedure, of the Exercise Price.

6.6 Substitution of Options. In Middlefield Banc Corp.’s discretion, persons who become Employees as a result of a transaction described in Internal Revenue Code section 424(a) may receive Options in exchange for options granted by their former employer or the former Related Entity subject to the rules and procedures prescribed under section 424.

6.7 Rights Associated With Options. A Participant holding an unexercised Option shall have no voting or dividend rights associated with shares underlying the unexercised Option. The Option shall be transferable solely as provided in section 15.1. Unless otherwise specified in the Award Agreement or as otherwise specifically provided in the Plan, Middlefield Banc Corp. common stock acquired by Option exercise shall have all dividend and voting rights associated with Middlefield Banc Corp. common stock and shall be transferable, subject to applicable federal securities laws, applicable requirements of any national securities exchange or system on which shares of Middlefield Banc Corp. common stock are then listed or traded, and applicable blue sky or state securities laws.

ARTICLE 7

RESTRICTED STOCK AND RESTRICTED STOCK UNITS

7.1 Grant of Restricted Stock. Subject to the terms, restrictions, and conditions specified in the Plan and the associated Award Agreement, at any time during the term of this Plan the Plan Committee may grant shares of Restricted Stock or Restricted Stock Units to Employees and Middlefield Banc Corp.’s board of directors may grant shares of Restricted Stock or Restricted Stock Units to Directors. Restricted Stock may be granted at no cost or at a price per share determined by the Plan Committee or the board of directors, which may be less than the Fair Market Value of a share of Middlefield Banc Corp. common stock on the date of grant.

7.2 Earning Restricted Stock or Restricted Stock Units. Subject to the terms, restrictions, and conditions specified in the Plan and the associated Award Agreement and unless otherwise specified in the Award Agreement –

(a) terms, restrictions, and conditions imposed on Restricted Stock or Restricted Stock Units granted to Employees and Directors shall lapse as described in the Award Agreement,

(b) during the period in which satisfaction of the conditions imposed on Restricted Stock or Restricted Stock Units is to be determined, Restricted Stock or Restricted Stock Units and any shares of common stock issuable as a dividend or other distribution on the Restricted Stock shall be held by Middlefield Banc Corp. as escrow agent,

(c) at the end of the period in which satisfaction of the conditions imposed on Restricted Stock or Restricted Stock Units is to be determined, the Restricted Stock or Restricted Stock Units shall be (x) forfeited if all terms, restrictions, and conditions described in the Award Agreement are not satisfied (with a refund, without interest, of any consideration paid by the Participant), or (y) released from escrow and distributed to the Participant as soon as practicable after the last day of the period in which satisfaction of the conditions imposed on Restricted Stock or Restricted Stock Units is to be determined if all terms, restrictions, and conditions specified in the Award Agreement are satisfied. Any Restricted Stock Award relating to a fractional share of Middlefield Banc Corp. common stock shall be rounded to the next whole share when settled.

7.3 Rights Associated With Restricted Stock or Restricted Stock Units. During the period in which satisfaction of the conditions imposed on Restricted Stock or Restricted Stock Units is to be determined and unless the Award Agreement specifies otherwise, Restricted Stock or Restricted Stock Units may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated. Except as otherwise required for compliance with the conditions for exemption of performance-based compensation from the deduction limitations of Internal Revenue Code section 162(m) and except as otherwise required by the terms of the applicable Award Agreement, during the period in which satisfaction of the conditions imposed on Restricted Stock is to be determined each Participant to whom Restricted Stock is issued may exercise full voting rights associated with that Restricted Stock and shall be entitled to receive all dividends and other distributions on that Restricted Stock; provided, however, that if a dividend or other distribution is paid in the form of shares of common stock, those shares shall also be considered Restricted Stock and shall be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock to which the dividend or distribution relates.

7.4 Internal Revenue Code Section 83(b) Election. The Plan Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election under Internal Revenue Code section 83(b). If a Participant makes an election under Internal Revenue Code section 83(b) concerning a Restricted Stock Award, the Participant must promptly file a copy of the election with Middlefield Banc Corp.

7.5 Form of Settlement of Restricted Stock Unit. The Plan Committee reserves the right in its sole discretion to provide (either at or after the grant thereof) that any Restricted Stock Unit represents the right to receive the amount of cash per unit that is determined by the Plan Committee in connection with the Award.

ARTICLE 8

PERFORMANCE SHARES

8.1 Generally. Subject to the terms, restrictions, and conditions specified in the Plan or the Award Agreement, the granting or vesting of Performance Shares shall, in the Plan Committee’s sole discretion, be based on achievement of performance objectives derived from one or more of the Performance Criteria specified in section 8.2. Performance Shares may be granted (x) to Covered Officers in a manner that qualifies as performance-based compensation under Internal Revenue Code section 162(m) or (y) to Employees who are not Covered Officers in any manner reasonably determined by the Plan Committee. Unless an Award Agreement provides otherwise, Performance Shares awarded under this Plan are intended to satisfy the requirements for exclusion from coverage under Internal Revenue Code section 409A. All Performance Share Award Agreements shall be construed and administered consistent with that intention.

8.2 Performance Criteria. (a) Vesting of Performance Shares that are intended to qualify as performance-based compensation under Internal Revenue Code section 162(m) shall be based on one or more or any combination of the following criteria (the “Performance Criteria”) and may be applied solely with reference to Middlefield Banc Corp., to a Related Entity, to Middlefield Banc Corp. and a Related Entity, or relatively between Middlefield Banc Corp., a Related Entity, or both and one or more unrelated entities –

1) net earnings or net income (before or after taxes),

2) earnings per share,

3) deposit or asset growth,

4) net operating income,

5) return measures (including return on assets and equity),

6) fee income,

7) earnings before or after taxes, interest, depreciation and/or amortization,

8) interest spread,

9) productivity ratios,

10) share price, including but not limited to growth measures and total stockholder return,

11) expense targets,

12) credit quality,

13) efficiency ratio,

14) market share,

15) customer satisfaction, and

16) net income after cost of capital.

(b) Vesting of Performance Shares granted to Participants who are not Covered Officers may be based on one or more or any combination of the Performance Criteria listed in section 8.2(a) or on other factors the Plan Committee considers relevant and appropriate.

(c) Different Performance Criteria may be applied to individual Employees or to groups of Employees and, as specified by the Plan Committee, may be based on the results achieved (x) separately by Middlefield Banc Corp. or any Related Entity, (y) by any combination of Middlefield Banc Corp. and Related Entities, or (z) by any combination of segments, products, or divisions of Middlefield Banc Corp. and Related Entities.

(d) The Plan Committee shall make appropriate adjustments of Performance Criteria to reflect the effect on any Performance Criteria of any stock dividend or stock split affecting Middlefield Banc Corp. common stock, a recapitalization (including without limitation payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to stockholders, exchange of shares, or similar corporate change. Also, the Plan Committee shall make a similar adjustment to any portion of a Performance Criterion that is not based on Middlefield Banc Corp. common stock but that is affected by an event having an effect similar to those described. As permitted under Internal Revenue Code section 162(m), the Plan Committee may make appropriate adjustments of Performance Criteria to reflect a substantive change in an Employee’s job description or assigned duties and responsibilities.

(e) Performance Criteria shall be established in an associated Award Agreement as soon as administratively practicable after the criteria are established, but in the case of Covered Officers no later than the earlier of (x) 90 days after the beginning of the applicable Performance Period and (y) the expiration of 25% of the applicable period in which satisfaction of the applicable Performance Criteria is to be determined.

8.3 Earning Performance Shares. Except as otherwise provided in the Plan or the Award Agreement, at the end of each applicable period in which satisfaction of the Performance Criteria is to be determined, the Plan Committee shall certify that the Employee has or has not satisfied the Performance Criteria. Performance Shares shall then be –

(a) forfeited to the extent the Plan Committee certifies that the Performance Criteria are not satisfied, or

(b) to the extent the Performance Criteria are certified by the Plan Committee as having been satisfied, distributed to the Employee in the form of shares of Middlefield Banc Corp. common stock (unless otherwise specified in the Award Agreement) on or before the later of (x) the 15th day of the third month after the end of the Participant’s first taxable year in which the Plan Committee certifies that the related Performance Criteria are satisfied and (y) the 15th day of the third month after the end of Middlefield Banc Corp.’s first taxable year in which the Plan Committee certifies that the related Performance Criteria are satisfied. However, the Performance Shares may be distributed later if Middlefield Banc Corp. reasonably determines that compliance with that schedule is not administratively practical and if the distribution is made as soon as practical.

8.4 Rights Associated with Performance Shares. During the applicable period in which satisfaction of the Performance Criteria is to be determined, Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated. During the applicable period in which satisfaction of the Performance Criteria is to be determined and unless the Award Agreement provides otherwise, Employees may not exercise voting rights associated with their Performance Shares and all dividends and other distributions paid on Performance Shares shall be held by Middlefield Banc Corp. as escrow agent. At the end of the period in which satisfaction of the applicable Performance Criteria is to be determined, dividends or other distributions held in escrow shall be distributed to the Participant or forfeited as provided in section 8.3. No interest or other accretion shall be credited on dividends or other distributions held in escrow. If a dividend or other distribution is paid in the form of shares of common stock, the shares shall be subject to the same restrictions on transferability and forfeitability as the shares of Middlefield Banc Corp. common stock to which the dividend or distribution relates.

ARTICLE 9

STOCK APPRECIATION RIGHTS

9.1 SAR Grants. Subject to the terms of the Plan and the associated Award Agreement, the Plan Committee may grant SARs to Employees at any time during the term of this Plan. Unless an Award Agreement provides otherwise, SARs awarded under this Plan are intended to satisfy the requirements for exclusion from coverage under Internal Revenue Code section 409A. All SAR Award Agreements shall be construed and administered consistent with that intention.

9.2 Exercise Price. The Exercise Price specified in the Award Agreement shall not be less than 100% of the Fair Market Value of a share of Middlefield Banc Corp. common stock on the date of grant.

9.3 Exercise and Settling of SARs. SARs shall be exercisable according to the terms specified in the Award Agreement. A Participant exercising an SAR shall receive whole shares of Middlefield Banc Corp. common stock or cash (as determined in the Award Agreement) having a value equal to (a) the excess of (x) the Fair Market Value of a share of Middlefield Banc Corp. common stock on the exercise date over (y) the Exercise Price, multiplied by (b) the number of shares of Middlefield Banc Corp. common stock for which the SAR is exercised. The value of any fractional share of Middlefield Banc Corp. common stock produced by this formula shall be settled in cash.

ARTICLE 10

OTHER STOCK-BASED AWARDS

The Plan Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares, as deemed by the Plan Committee to be consistent with the purposes of the Plan, including without limitation shares awarded purely as a “bonus”.

ARTICLE 11

TERMINATION

11.1 Termination for Cause. (a) If a Participant’s employment or director service terminates for Cause or if in Middlefield Banc Corp.’s judgement a basis for termination for Cause exists, all Awards held by the Participant that are outstanding shall be forfeited, regardless of whether the Awards are exercisable and regardless of whether the Participant’s employment or director service with Middlefield Banc Corp. or a Related Entity actually terminates, except that Restricted Stock or Performance Shares that have been released from escrow and distributed to the Participant shall not be affected by termination for Cause.

(b) The term “Cause” shall mean one or more of the acts described in this section 11.1. However, Cause shall not be deemed to exist merely because the Participant is absent from active employment during periods of paid time off, consistent with the applicable paid time-off policy of Middlefield Banc Corp. or the Related Entity with which the Participant is employed, as the case may be, sickness or illness or while suffering from an incapacity due to physical or mental illness, including a condition that does or may constitute a Disability, or other period of absence approved by Middlefield Banc Corp. or the Related Entity, as the case may be:

1) an act of fraud, intentional misrepresentation, embezzlement, misappropriation, or conversion by the Participant of the assets or business opportunities of Middlefield Banc Corp. or a Related Entity,

2) conviction of the Participant of or plea by the Participant of guilty or no contest to a felony or a misdemeanor,

3) violation by the Participant of the written policies or procedures of Middlefield Banc Corp. or the Related Entity with which the Participant is employed, including but not limited to violation of Middlefield Banc Corp.’s or the Related Entity’s code of ethics,

4) unless disclosure is inadvertent, disclosure to unauthorized persons of any confidential information not in the public domain relating to Middlefield Banc Corp.’s or a Related Entity’s business, including all processes, inventions, trade secrets, computer programs, technical data, drawings or designs, information concerning pricing and pricing policies, marketing techniques, plans and forecasts, new product information, information concerning methods and manner of operations, and information relating to the identity and location of all past, present, and prospective customers and suppliers,

5) intentional breach of any contract with or violation of any legal obligation owed to Middlefield Banc Corp. or a Related Entity,

6) dishonesty relating to the duties owed by the Participant to Middlefield Banc Corp. or a Related Entity,

7) the Participant’s willful and continued refusal to substantially perform assigned duties, other than refusal resulting from sickness or illness or while suffering from an incapacity due to physical or mental illness, including a condition that does or may constitute a Disability,

8) the Participant’s willful engagement in gross misconduct materially and demonstrably injurious to Middlefield Banc Corp. or a Related Entity,

9) the Participant’s breach of any term of this Plan or an Award Agreement,

10) intentional cooperation with a party attempting a Change in Control of Middlefield Banc Corp., unless Middlefield Banc Corp.’s board of directors approves or ratifies the Participant’s action before the Change in Control or unless the Participant’s cooperation is required by law, or

11) any action that constitutes cause as defined in any written agreement between the Participant and Middlefield Banc Corp. or a Related Entity.

11.2 Termination for any Other Reason. Unless specified otherwise in the Award Agreement or in this Plan and except as provided in section 11.1, the portion of a Participant’s outstanding Award that is unvested and unexercisable when the Participant’s employment or director service terminates shall be forfeited and the portion of any Restricted Stock Award, Restricted Stock Unit Award, or Performance Share Award that is unvested and held in escrow shall be forfeited. Options and SARs that are exercisable when termination occurs shall be forfeited if not exercised before the earlier of (x) the expiration date specified in the Award Agreement or (y) 90 days after the termination date.

ARTICLE 12

EFFECT OF A CHANGE IN CONTROL

12.1 Definition of Change in Control. The term “Change in Control” shall have the meaning given in any written severance agreement between the Employee and Middlefield Banc Corp. or a Related Entity. However, if an Award is subject to Internal Revenue Code section 409A, the term Change in Control shall have the meaning given in section 409A. If an Award is not subject to Internal Revenue Code section 409A and if the term Change in Control is not defined in a written severance agreement between the Employee and Middlefield Banc Corp. or a Related Entity, any of the following events occurring on or after the date this Plan becomes effective under section 1.2 shall constitute a Change in Control –

(a) Change in board composition. If individuals who constitute Middlefield Banc Corp.’s board of directors on the date this Plan becomes effective under section 1.2 (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the board of directors. A person who becomes a director after the date this Plan becomes effective and whose election or nomination for election is approved by a vote of at least two-thirds (2/3) of the Incumbent Directors on the board of directors shall be deemed to be an Incumbent Director. The necessary two-thirds approval may take the form of a specific vote on that person’s election or nomination or approval of Middlefield Banc Corp.’s proxy statement in which the person is named as a nominee for director, without written objection by Incumbent Directors to the nomination. A person elected or nominated as a director of Middlefield Banc Corp. initially as the result of an actual or threatened director-election contest or any other actual or threatened solicitation of proxies by or on behalf of any person other than Middlefield Banc Corp.’s board of directors shall never be considered an Incumbent Director unless at least two-thirds (2/3) of the Incumbent Directors specifically vote to treat that person as an Incumbent Director.

(b) Significant ownership change. If any person directly or indirectly is or becomes the beneficial owner of securities whose combined voting power in the election of Middlefield Banc Corp.’s directors is –

1) 50% or more of the combined voting power of all of Middlefield Banc Corp.’s outstanding securities eligible to vote for the election of Middlefield Banc Corp. directors,

2) 25% or more, but less than 50%, of the combined voting power of all of Middlefield Banc Corp.’s outstanding securities eligible to vote in the election of Middlefield Banc Corp.’s directors, except that an event described in this paragraph (b)(2) shall not constitute a Change in Control if it is the result of any of the following acquisitions of Middlefield Banc Corp.’s securities –

(a) by Middlefield Banc Corp. or a Related Entity, reducing the number of Middlefield Banc Corp. securities outstanding (unless the person thereafter becomes the beneficial owner of additional securities that are eligible to vote in the election of Middlefield Banc Corp. directors, increasing the person’s beneficial ownership by more than one percent),

(b) by or through an employee benefit plan sponsored or maintained by Middlefield Banc Corp. or a Related Entity and described (or intended to be described) in Internal Revenue Code section 401(a),

(c) by or through an equity compensation plan maintained by Middlefield Banc Corp. or a Related Entity, including this Plan and any program described in Internal Revenue Code section 423,

(d) by an underwriter temporarily holding securities in an offering of securities,

(e) in a Non-Control Transaction, as defined in section 12.1(c), or

(f) in a transaction (other than one described in section 12.1(c)) in which securities eligible to vote in the election of Middlefield Banc Corp. directors are acquired from Middlefield Banc Corp., if a majority of the Incumbent Directors approves a resolution providing expressly that the acquisition shall not constitute a Change in Control.

(c) Merger. Consummation of a merger, consolidation, share exchange, or similar form of corporate transaction involving Middlefield Banc Corp. or a Related Entity requiring approval of Middlefield Banc Corp.’s stockholders, whether for the transaction or for the issuance of securities in the transaction (a “Business Combination”), unless immediately after the Business Combination –

1) more than 50% of the total voting power of either (x) the corporation resulting from consummation of the Business Combination (the “Surviving Corporation”) or, if applicable, (y) the ultimate parent corporation that directly or indirectly beneficially owns 100% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”) is represented by securities that were eligible to vote in the election of Middlefield Banc Corp. directors and that were outstanding immediately before the Business Combination (or, if applicable, represented by securities into which the Middlefield Banc Corp. securities were converted in the Business Combination), and that voting power among the holders thereof is in substantially the same proportion as the voting power of securities eligible to vote in the election of Middlefield Banc Corp. directors among the holders thereof immediately before the Business Combination,

2) no person (other than any employee benefit plan sponsored or maintained by the Surviving Corporation or the Parent Corporation or any employee stock benefit trust created by the Surviving Corporation or the Parent Corporation) directly or indirectly is or becomes the beneficial owner of 25% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation), and

3) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) were Incumbent Directors when the initial agreement providing for the Business Combination was approved by Middlefield Banc Corp.’s board of directors.

A Business Combination satisfying all of the criteria specified in clauses (1), (2), and (3) of this section 12.1(c) shall constitute a “Non-Control Transaction,” or

(d) Sale of Assets. If Middlefield Banc Corp.’s stockholders approve a plan of complete liquidation or dissolution of Middlefield Banc Corp. or a sale of all or substantially all of its assets, but in any case if and only if Middlefield Banc Corp.’s assets are transferred to an entity not owned directly or indirectly by Middlefield Banc Corp. or its stockholders.

12.2 Effect of Change in Control. If a Change in Control occurs, the Plan Committee shall have the right in its sole discretion to –

(a) accelerate the exercisability of any or all Options or SARs, despite any limitations contained in the Plan or Award Agreement,

(b) accelerate the vesting of Restricted Stock or Restricted Stock Units, despite any limitations contained in the Plan or Award Agreement,

(c) accelerate the vesting of Performance Shares, despite any limitations contained in the Plan or Award Agreement,

(d) cancel any or all outstanding Options, SARs, unvested Restricted Stock, unvested Restricted Stock Units, and Performance Shares in exchange for the kind and amount of shares of the surviving or new corporation, cash, securities, evidences of indebtedness, other property, or any combination thereof that the holder of the Option, SAR, unvested Restricted Stock, unvested Restricted Stock Units, or Performance Share would have received upon consummation of the Change-in-Control transaction (the “Acquisition Consideration”) had the Restricted Stock been vested or had the Option, SAR, Restricted Stock Units or Performance Share been exercised or converted into shares of Middlefield Banc Corp. common stock before the transaction, less the applicable exercise or purchase price,

(e) cause the holders of any or all Options, SARs, and Performance Shares to have the right during the term of the Option, SAR, or Performance Share to receive upon exercise – or cause the holders of unvested Restricted Stock or unvested Restricted Stock Units to receive – the Acquisition Consideration receivable upon consummation of the transaction by a holder of the number of shares of Middlefield Banc Corp. common stock that might have been obtained upon exercise or conversion of all or any portion thereof, less the applicable exercise or purchase price therefor, or to convert the Stock Option, SAR, unvested Restricted Stock Units, unvested Restricted Stock, or Performance Share into a stock option, appreciation right, restricted share, or performance share relating to the surviving or new corporation in the transaction, or

(f) take such other action as it deems appropriate to preserve the value of the Award to the Participant.

The Plan Committee may provide for any of the foregoing actions in an Award Agreement in advance, may provide for any of the foregoing actions in connection with the Change in Control, or both. Alternatively, the Plan

Committee shall also have the right to require any purchaser of Middlefield Banc Corp.’s assets or stock, as the case may be, to take any of the actions set forth in the preceding sentence as such purchaser may determine to be appropriate or desirable. The manner of application and interpretation of the provisions of this section 12.2 shall be determined by the Plan Committee in its sole and absolute discretion. Despite any provision of this Plan or an Award Agreement to the contrary, a Participant shall not be entitled to any amount under this Plan if he or she acted in concert with any person to effect a Change in Control, unless the Participant acted at the specific direction of Middlefield Banc Corp.’s board of directors and in his or her capacity as an employee of Middlefield Banc Corp. or a Related Entity. For purposes of this Plan the term “person” shall be as defined in section 3(a)(9) and as used in sections 13(d)(3) and 14(d) (2) of the Securities Exchange Act of 1934, and the terms “beneficial owner” and “beneficial ownership” shall have the meaning given in the Securities and Exchange Commission’s Rule 13d-3 under the Securities Exchange Act of 1934.

ARTICLE 13

AMENDMENT, MODIFICATION, AND TERMINATION OF THIS PLAN

Middlefield Banc Corp. may terminate, suspend, or amend the Plan at any time without stockholder approval, unless stockholder approval is necessary to satisfy applicable requirements imposed by (a) Rule 16b-3 under the Securities Exchange Act of 1934, or any successor rule or regulation, (b) the Internal Revenue Code, which requirements may include qualification of an Award as performance-based compensation under Internal Revenue Code section 162(m), or (c) any securities exchange, market, or other quotation system on or through which Middlefield Banc Corp.’s securities are listed or traded. However, no Plan amendment shall (x) result in the loss of a Plan Committee member’s status as a “non-employee director,” as that term is defined in Rule 16b-3 under the Securities Exchange Act of 1934 or any successor rule or regulation, (y) cause the Plan to fail to satisfy the requirements imposed by Rule 16b-3, or (z) without the affected Participant’s consent (and except as specifically provided otherwise in this Plan or the Award Agreement), adversely affect any Award granted before the amendment, modification, or termination. Despite any provision in the Plan, including this Article 13, to the contrary, Middlefield Banc Corp. shall have the right to amend the Plan and any Award Agreements without additional consideration to affected Participants if amendment is necessary to avoid penalties arising under Internal Revenue Code section 409A, even if the amendment reduces, restricts, or eliminates rights granted under the Plan, the Award Agreement, or both before the amendment.

ARTICLE 14

ISSUANCE OF SHARES AND SHARE CERTIFICATES

14.1 Issuance of Shares. Middlefield Banc Corp. shall issue or cause to be issued shares of its common stock as soon as practicable upon exercise or conversion of an Award that is payable in shares of Middlefield Banc Corp. common stock. No shares shall be issued until full payment is made, if payment is required by the terms of the Award. Until a stock certificate evidencing the shares is issued and except as otherwise provided in this Plan, no right to vote or receive dividends or any other rights as a stockholder shall exist for the shares of Middlefield Banc Corp. common stock to be issued, despite the exercise or conversion of the Award payable in shares, except as may be otherwise provided in this Plan. Issuance of a stock certificate shall be evidenced by the appropriate entry on the books of Middlefield Banc Corp. or of a duly authorized transfer agent of Middlefield Banc Corp.

14.2 Delivery of Share Certificates. Middlefield Banc Corp. shall not be required to issue or deliver any certificates until all of the following conditions are fulfilled –

(a) payment in full for the shares and for any tax withholding,

(b) completion of any registration or other qualification of the shares the Plan Committee in its discretion deems necessary or advisable under any Federal or state laws or under the rulings or regulations of the Securities and Exchange Commission or any other regulating body,

(c) if Middlefield Banc Corp. common stock is listed on The Nasdaq Stock Market or another exchange, admission of the shares to listing on The Nasdaq Stock Market or the other exchange,

(d) if the offer and sale of shares of Middlefield Banc Corp. common stock is not registered under the Securities Act of 1933, qualification of the offer and sale as a private placement under the Securities Act of 1933 or qualification under another registration exemption under the Securities Act of 1933,

(e) obtaining any approval or other clearance from any Federal or state governmental agency the Plan Committee in its discretion determines to be necessary or advisable, and

(f) the Plan Committee is satisfied that the issuance and delivery of shares of Middlefield Banc Corp. common stock under this Plan complies with applicable Federal, state, or local law, rule, regulation, or ordinance or any rule or regulation of any other regulating body, for which the Plan Committee may seek approval of Middlefield Banc Corp.’s counsel.

14.3 Applicable Restrictions on Shares. Shares of Middlefield Banc Corp. common stock issued may be subject to such stock transfer orders and other restrictions as the Plan Committee may determine are necessary or advisable under any applicable Federal or state securities law rules, regulations and other requirements, the rules, regulations and other requirements of The Nasdaq Stock Market or any stock exchange upon which Middlefield Banc Corp. common stock is listed, and any other applicable Federal or state law. Certificates for the common stock may bear any restrictive legends the Plan Committee considers appropriate.

14.4 Book Entry. Instead of issuing stock certificates evidencing shares, Middlefield Banc Corp. may use a book entry system in which a computerized or manual entry is made in the records of Middlefield Banc Corp. to evidence the issuance of shares of Middlefield Banc Corp. common stock. Middlefield Banc Corp.’s records are binding on all parties, unless manifest error exists.

ARTICLE 15

MISCELLANEOUS

15.1 Assignability. Except as described in this section or as provided in section 15.2, an Award may not be transferred except by will or by the laws of descent and distribution, and an Award may be exercised during the Participant’s lifetime solely by the Participant or by the Participant’s guardian or legal representative. However, with the permission of the Plan Committee a Participant or a specified group of Participants may transfer Awards other than Incentive Stock Options to a revocable inter vivos trust of which the Participant is the settlor, or may transfer Awards other than Incentive Stock Options to a member of the Participant’s immediate family, a revocable or irrevocable trust established solely for the benefit of the Participant’s immediate family, a partnership or limited liability company whose only partners or members are members of the Participant’s immediate family, or an organization described in Internal Revenue Code section 501(c)(3). An Award transferred to one of these permitted transferees shall continue to be subject to all of the terms and conditions that applied to the Award before the transfer and to any other rules prescribed by the Plan Committee. A permitted transferee may not retransfer an Award except by will or by the laws of descent and distribution, and the transfer by will or by the laws of descent and distribution must be a transfer to a person who would be a permitted transferee according to this section 15.1.

15.2 Beneficiary Designation. Each Participant may name a beneficiary or beneficiaries to receive or to exercise any vested Award that is unpaid or unexercised at the Participant’s death. Beneficiaries may be named contingently or successively. Unless otherwise provided in the beneficiary designation, each designation made shall revoke all prior designations made by the same Participant. A beneficiary designation must be made on a form prescribed by the Plan Committee and shall not be effective until filed in writing with the Plan Committee. If a Participant has not made an effective beneficiary designation, the deceased Participant’s beneficiary shall be his or her surviving spouse or, if none, the deceased Participant’s estate. None of Middlefield Banc Corp., its board of directors, or the Plan Committee is required to infer a beneficiary from any other source. The identity of a Participant’s designated beneficiary shall be based solely on the information included in the latest beneficiary designation form completed by the Participant and shall not be inferred from any other evidence.

15.3 No Implied Rights to Awards or Continued Services. No potential participant has any claim or right to be granted an Award under this Plan, and there is no obligation of uniformity of treatment of participants under this Plan. Nothing in the Plan guarantees or shall be construed to guarantee that any Participant will receive a future Award. Neither this Plan nor any Award shall be construed as giving any individual any right to continue as an Employee or Director of Middlefield Banc Corp. or a Related Entity. Neither the Plan nor any Award shall constitute a contract of employment, and Middlefield Banc Corp. expressly reserves to itself and all Related Entities the right at any time to terminate employees free from liability or any claim under this Plan, except as may be specifically provided in this Plan or in an Award Agreement.

15.4 Tax Withholding. (a) Middlefield Banc Corp. shall withhold from other amounts owed to the Participant or require a Participant to remit to Middlefield Banc Corp. an amount sufficient to satisfy federal, state, and local withholding tax requirements on any Award, exercise, or cancellation of an Award or purchase of stock. If these amounts are not to be withheld from other payments due to the Participant or if there are no other payments due to the Participant, Middlefield Banc Corp. shall defer payment of cash or issuance of shares of stock until the earlier of (x) 30 days after the settlement date, or (y) the date the Participant remits the required amount.

(b) If the Participant does not remit the required amount within 30 days after the settlement date, Middlefield Banc Corp. shall permanently withhold from the value of the Awards to be distributed the minimum amount required to be withheld to comply with applicable federal, state, and local income, wage, and employment taxes, distributing the balance to the Participant.

(c) The Plan Committee may permit a Participant to reimburse Middlefield Banc Corp. for this tax withholding obligation through one or more of the following methods, subject to conditions the Plan Committee establishes –

1) Unless otherwise set forth in an applicable Award Agreement, a Participant may elect, no later than the date as of which the value of an Award becomes includible in the gross income of the Participant for Federal income tax purposes (the “withholding date”), to have Middlefield Banc Corp. withhold vested whole shares of common stock deliverable upon the exercise of an Option or the vesting of the Restricted Stock or restricted stock units to satisfy (in whole or in part) no less than the amount, if any, that Middlefield Banc Corp. or any subsidiary is required to withhold for federal state or local taxes (including the Participant’s FICA, employment tax or other social security contribution obligation); provided, however, that the Fair Market Value (as of the withholding date) of the shares of common stock so withheld does not exceed the amount that would be withheld if the Maximum Statutory Tax Rate were used as the applicable tax withholding rate. “Maximum Statutory Tax Rate” means the applicable maximum statutory federal, state and local tax rates in the Participant’s jurisdiction (including the Participant’s share of payroll and similar taxes), even if the maximum rate exceeds the highest rate that may be applicable to the specific Participant. Any such election shall be irrevocable,

2) delivering to Middlefield Banc Corp. previously acquired shares of Middlefield Banc Corp. common stock that the Participant has owned for at least six months,

3) remitting cash to Middlefield Banc Corp., or

4) remitting a personal check immediately payable to Middlefield Banc Corp.

15.5 Indemnification. Each individual who is or was a member of Middlefield Banc Corp.’s board of directors or Plan Committee shall be indemnified and held harmless by Middlefield Banc Corp. against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be made a party or in which he or she may be involved by reason of any action taken or not taken under the Plan as a director of Middlefield Banc Corp. or as a Plan Committee member and against and from any and all amounts paid, with Middlefield Banc Corp.’s approval, by him or her in settlement of any matter related to or arising from the Plan as a Middlefield Banc Corp. director or as a Plan Committee member or paid by him or her in satisfaction of any judgment in any action, suit or proceeding relating to or arising from the Plan against him or her as a Middlefield Banc Corp. director or as a Plan Committee member, but only if he or she gives Middlefield Banc Corp. an opportunity at its expense to handle and defend the matter before he or she undertakes to handle and defend it in his or her own behalf. The right of indemnification described in this section is not exclusive and is independent of any other rights of indemnification to which the individual may be entitled under Middlefield Banc Corp.’s organizational documents, by contract, as a matter of law, or otherwise.

15.6 No Limitation on Compensation. Nothing in the Plan shall be construed to limit the right of Middlefield Banc Corp. to establish other plans or to pay compensation to its employees or directors in cash or property in a manner not expressly authorized under the Plan.

15.7 Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws, other than laws governing conflict of laws, of the State of Ohio. This Plan is not intended to be governed by the Employee Retirement Income Security Act of 1974. The Plan shall be construed and administered in a manner consistent with that intent.

15.8 No Impact on Benefits. Plan Awards are not compensation for purposes of calculating a Participant’s rights under any employee benefit plan that does not specifically require the inclusion of Awards in benefit calculations.

15.9 Securities and Exchange Commission Rule 16b-3. The Plan is intended to comply with all applicable conditions of Securities and Exchange Commission Rule 16b-3 under the Securities Exchange Act of 1934, as that rule may be amended from time to time. All transactions involving a Participant who is subject to beneficial ownership reporting under section 16(a) of the Securities Exchange Act of 1934 shall be subject to the conditions set forth in Rule 16b-3, regardless of whether the conditions are expressly set forth in this Plan, and any provision of this Plan that is contrary to Rule 16b-3 shall not apply to that Participant.

15.10 Internal Revenue Code Section 162(m). The Plan is intended to comply with applicable requirements of section 162(m) for exemption of performance-based compensation from the deduction limitations of section 162(m). Unless the Plan Committee expressly determines otherwise, any provision of this Plan that is contrary to those section 162(m) exemption requirements shall not apply to an Award that is intended to qualify for the exemption for performance-based compensation.

15.11 Successors. All obligations of Middlefield Banc Corp. under Awards granted under this Plan are binding on any successor to Middlefield Banc Corp., whether as a result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business or assets of Middlefield Banc Corp.

15.12 Severability. If any provision of this Plan or the application thereof to any person or circumstances is held to be illegal or invalid, the illegality or invalidity shall not affect the remaining parts of this Plan or other applications, and this Plan is to be construed and enforced as if the illegal or invalid provision had not been included.

15.13 No Golden Parachute Payments. Despite any provision in this Plan or in an Award Agreement to the contrary, Middlefield Banc Corp. shall not be required to make any payment under this Plan or an Award Agreement that would be a prohibited golden parachute payment within the meaning of section 18(k) of the Federal Deposit Insurance Act.

15.14 Section 409A of the Code. Notwithstanding any provision in the Plan to the contrary, no payment or distribution under this Plan that constitutes an item of deferred compensation under section 409A of the Internal Revenue Code and becomes payable by reason of a Participant’s termination of employment or service with the Middlefield Banc Corp. will be made to such Participant unless such Participant’s termination of employment or service constitutes a “separation from service” (as defined in section 409A of the Internal Revenue Code). For purposes of this Plan, each amount to be paid or benefit to be provided shall be construed as a separate identified payment for purposes of section 409A of the Internal Revenue Code. If a participant is a “specified employee” (as defined in section 409A of the Internal Revenue Code), then to the extent necessary to avoid the imposition of taxes under section 409A of the Internal Revenue Code, such Participant shall not be entitled to any payments which are deferred compensation under section 409A of the Internal Revenue Code upon a termination of his or her employment or service until the earlier of: (i) the expiration of the six-month period measured from the date of such Participant’s “separation from service” or (ii) the date of such Participant’s death. Upon the expiration of the applicable waiting period set forth in the preceding sentence, all payments and benefits deferred pursuant to this Section 15.14 (whether they would have otherwise been payable in a single lump sum or in installments in the absence of such deferral) shall be paid to such Participant in a lump sum as soon as practicable, but in no event later than 60 calendar days, following such expired period, and any remaining payments due under this Plan will be paid in accordance with the normal payment dates specified for them herein.

This 2017 Omnibus Equity Plan of Middlefield Banc Corp. was adopted by Middlefield Banc Corp.’s board of directors on February 13, 2017. This 2017 Omnibus Equity Plan was thereafter approved by stockholders of Middlefield Banc Corp. at a meeting on                 , 201    .

ANNUAL MEETING OF SHAREHOLDERS OF

MIDDLEFIELD BANC CORP.

May 10, 2017

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at www.middlefieldbank.com

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i  Please detach along perforated line and mail in the envelope provided.  i

20533300000000000000 8	051017

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1 & 2. To elect the five nominees identified below as directors for the term specified and until their successors are elected and qualified		3. To approve the 2017 Omnibus Equity Plan	FOR ☐	AGAINST ☐	ABSTAIN ☐
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:

O  Eric W. Hummel              for a  term of three years

O  Kenneth E. Jones              for a term of three years

O  James J. McCaskey          for a term of three years

O  William A. Valerian         for a term of three years

O  Thomas W. Bevan           for a term of one year

		4. To approve the compensation of named executive officers, as disclosed in the proxy statement	☐	☐	☐
		5. To ratify the appointment of S.R. Snodgrass, P.C. as independent auditor for the fiscal year ending December 31, 2017	☐	☐	☐

The Board recommends a vote FOR election of the identified nominees in Proposal One and Proposal Two, FOR approval of Proposal Three, approving the 2017 Omnibus Equity Plan, FOR approval of Proposal Four, approving the compensation of named executive officers, and FOR Proposal Five, ratifying the appointment of S.R. Snodgrass, P.C. as independent auditor.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

The shares represented by this proxy will be voted as specified. Unless specified to the contrary, all shares of the undersigned will be voted FOR election of the nominees identified in Proposal One and Proposal Two, FOR approval of the 2017 Omnibus Equity Plan, FOR approval of the named executive officer compensation, and FOR ratification of the independent auditor. If any other business is properly presented at the meeting, this proxy will be voted by those named herein in accordance with their best judgment. The board knows of no other business to be presented at the meeting.

The undersigned acknowledges receipt from Middlefield Banc Corp., before execution of this proxy, of the Notice of Annual Meeting, Proxy Statement, and 2016 Annual Report.

Please mark, sign, date, and return this proxy promptly using the postage paid, self addressed envelope provided.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

MIDDLEFIELD BANC CORP.

May 10, 2017

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.
Vote online until 11:59 PM EST the day before the meeting.
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.
IN PERSON - You may vote your shares in person by attending the Annual Meeting.	COMPANY NUMBER
GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.	ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at www.middlefieldbank.com

i  Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.   i

20533300000000000000 8	051017

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1 & 2. To elect the five nominees identified below as directors for the term specified and until their successors are elected and qualified				3. To approve the 2017 Omnibus Equity Plan	FOR ☐	AGAINST ☐	ABSTAIN ☐
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES: O Eric W. Hummel O Kenneth E. Jones O James J. McCaskey O William A. Valerian O Thomas W. Bevan	for a term of three years for a term of three years for a term of three years for a term of three years for a term of one year

4. To approve the compensation of named executive officers, as disclosed in the proxy statement

5. To ratify the appointment of S.R. Snodgrass, P.C. as independent auditor for the fiscal year ending December 31, 2017

					☐ ☐	☐ ☐	☐ ☐
The Board recommends a vote FOR election of the identified nominees in Proposal One and Proposal Two, FOR approval of Proposal Three, approving the 2017 Omnibus Equity Plan, FOR approval of Proposal Four, approving the compensation of named executive officers, and FOR Proposal Five, ratifying the appointment of S.R. Snodgrass, P.C. as independent auditor.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

The shares represented by this proxy will be voted as specified. Unless specified to the contrary, all shares of the undersigned will be voted FOR election of the nominees identified in Proposal One and Proposal Two, FOR approval of the 2017 Omnibus Equity Plan, FOR approval of the named executive officer compensation, and FOR ratification of the independent auditor. If any other business is properly presented at the meeting, this proxy will be voted by those named herein in accordance with their best judgment. The board knows of no other business to be presented at the meeting.

The undersigned acknowledges receipt from Middlefield Banc Corp., before execution of this proxy, of the Notice of Annual Meeting, Proxy Statement, and 2016 Annual Report.

Please mark, sign, date, and return this proxy promptly using the postage paid, self addressed envelope provided.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

MIDDLEFIELD BANC CORP.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

ANNUAL MEETING OF SHAREHOLDERS

The undersigned shareholder of Middlefield Banc Corp. hereby constitutes and appoints Donald D. Hunter, William C. Hofstetter and Donald L. Stacy, and each of them, with full power of substitution, as proxies to represent the undersigned at the Annual Meeting of Shareholders of Middlefield Banc Corp. to be held on May 10, 2017 and any adjournments and postponements thereof, and to vote the shares of common stock the undersigned would be entitled to vote upon all matters referred to herein and in their discretion upon any other matters that properly come before the Annual Meeting:

(Continued and to be signed on the reverse side.)

1.1	14475